UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
RIGEL PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 19, 2022

Date
May 19, 2022
Time
7:30 am Pacific Daylight Time
Place
www.virtualshareholdermeeting.com/RIGL2022
YOUR VOTE IS IMPORTANT
You do not need to attend the Annual Meeting to vote if you submit your proxy in advance. Please exercise your stockholder right to vote by:
Before the Annual Meeting by visiting www.proxyvote.com
During the Annual Meeting by visiting www.virtualshareholdermeeting.com/ RIGL2022
Mailing your signed proxy card
Call 1-800-690-6903
DEAR STOCKHOLDER:
Notice is hereby given for the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Rigel Pharmaceuticals, Inc., a Delaware corporation (the “Company” or “Rigel”). In light of the ongoing and evolving COVID-19 pandemic, for the safety of all our stockholders and personnel, and taking into account current and potential future federal, state and local guidance, the Annual Meeting will be held virtually via live webcast at www.virtualshareholdermeeting.com/RIGL2022 on Thursday, May 19, 2022 at 7:30 a.m. local time. You will not be able to attend the Annual Meeting in person. Instructions on how to participate in the virtual Annual Meeting and demonstrate proof of stock ownership are posted at www.virtualshareholdermeeting.com/RIGL2022.
The Annual Meeting will be held for the following purposes:
Proposal 1
To elect the two nominees named in this proxy statement, Kamil Ali-Jackson and Jane Wasman, to the Board of Directors of the Company, to hold office until the Company’s 2025 Annual Meeting of Stockholders.

Proposal 2
To approve an amendment to our 2018 Equity Incentive Plan, as amended (the “Amended 2018 Plan”), to add an additional 5,000,000 shares to the number of shares of common stock authorized for issuance under the Amended 2018 Plan.

Proposal 3	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying proxy statement.
Proposal 4	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022.
Proposal 5	To conduct any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Annual Meeting is March 21, 2022. Only stockholders of record at the close of business on that date may vote at the meeting or any continuation, postponement or adjournment thereof. We appreciate your continued confidence in Rigel and look forward to hosting you at the virtual Annual Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS’ MEETING TO BE HELD ON MAY 19, 2022 AT WWW.VIRTUALSHAREHOLDERMEETING.COM/RIGL2022:
THE PROXY STATEMENT, NOTICE OF ANNUAL MEETING AND FORM OF PROXY CARD AND THE ANNUAL REPORT
ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021 ARE AVAILABLE TO YOU AT HTTP://WWW.PROXYVOTE.COM.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND THE VIRTUAL ANNUAL MEETING, WE URGE YOU TO SUBMIT YOUR PROXY PROMPTLY IN ORDER TO ASSURE THAT A QUORUM IS PRESENT.

By Order of the Board of Directors,

Dolly A. Vance
Executive Vice President, Corporate Affairs,
General Counsel and Corporate Secretary
South San Francisco, California
April 5, 2022

2022 Proxy Statement	| 1

RIGEL PHARMACEUTICALS, INC.
1180 Veterans Boulevard
South San Francisco, California 94080
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
May 19, 2022
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
1. WHY DID I RECEIVE THESE PROXY MATERIALS?
You are receiving these proxy materials from us because you own shares of common stock (“Common Stock”) of Rigel Pharmaceuticals, Inc., a Delaware corporation (“Rigel,” the “Company,” “we” or “us”), as of March 21, 2022, the record date (the “Record Date”) for Rigel’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s Board of Directors (the “Board of Directors” or the “Board”) has made these materials available to you in connection with the Board’s solicitation of proxies for use at the Annual Meeting. You may vote by proxy over the Internet or by phone, or by mail if you requested printed copies of the proxy materials.
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have decided to provide access to our proxy materials to our stockholders via the Internet. Accordingly, we are sending only a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and posting our proxy materials online at www.proxyvote.com. The Notice contains only an overview of the complete proxy materials available. Stockholders are encouraged to access and review all the proxy materials on the website or request a paper or electronic copy of the full set of proxy materials for review prior to voting. Instructions on how to access the proxy materials over the Internet or to request a paper or electronic copy of the full set of the proxy materials may be found in the Notice. We intend to mail the Notice on or about April 5, 2022 to all stockholders of record as of the Record Date who are entitled to vote at the Annual Meeting.
2. WILL I RECEIVE ANY PROXY MATERIALS BY MAIL OTHER THAN THE NOTICE?
No, you will not receive any other proxy materials by mail unless you request a paper copy of proxy materials. This proxy statement and Rigel’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available at www.proxyvote.com. To request that a full set of the proxy materials be sent to your specified postal or email address, please request as follows:
•	by telephone: call 1-800-579-1639 free of charge;
•	by Internet: go to www.proxyvote.com; or
•	by e-mail: send an e-mail message to sendmaterial@proxyvote.com. Please send a blank e-mail and insert the 16-digit control number located in your Notice in the subject line.
Please have your proxy card in hand when you access the website or call and follow the instructions provided.
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3. HOW DO I ATTEND AND PARTICIPATE IN THE ANNUAL MEETING ONLINE?
The Annual Meeting will be held virtually on Thursday, May 19, 2022 at 7:30 a.m. local time via a live webcast at www.virtualshareholdermeeting.com/RIGL2022. Online check-in will begin at 7:00 a.m. local time and you should allow ample time for the check-in procedures.
Instructions on how to attend and participate virtually in the Annual Meeting are available by visiting www.virtualshareholdermeeting.com/RIGL2022. You will not be able to attend the Annual Meeting in person.
Information on how to vote online during the Annual Meeting is discussed below. Stockholders as of the Record Date may vote and submit questions via the Internet at the Annual Meeting. We encourage you to access the meeting prior to the start time. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log-in page. In order to enter the Annual Meeting, you will need the 16-digit control number provided in the Notice or on your proxy card if you are a stockholder of record as of the Record Date.
A legal proxy is not required to attend the Virtual Shareholder Meeting. If you did not receive a 16-digit control number, because you are a beneficial owner, and your shares are held in a “street name” through an unaffiliated broker, bank or other nominee, you may attend as a guest, but in order to participate in the virtual Annual Meeting you must have your 16-digit control number.
4. HOW DO I ASK QUESTIONS AT THE VIRTUAL ANNUAL MEETING?
Our virtual Annual Meeting allows stockholders to submit questions and comments before and live during the virtual Annual Meeting, beginning at the check-in time, 7:00 a.m. local time. You may submit questions before the virtual Annual Meeting at www.virtualshareholdermeeting.com/RIGL2022. During the virtual Annual Meeting, you may only submit questions in the question box provided at the online meeting center at the website noted above. In both cases, stockholders must have available their 16-digit control number provided in the Notice or your proxy card (if you received a printed copy of the proxy materials). To the extent time does not allow us to answer all of the appropriately submitted questions, we will answer them in writing on the Investor Relations section of our website at www.rigel.com, soon after the meeting.
5. WHAT IF DURING THE CHECK-IN TIME OR DURING THE VIRTUAL ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log-in page.
6. WHAT IF I CANNOT VIRTUALLY ATTEND THE ANNUAL MEETING?
You may vote your shares electronically before the virtual Annual Meeting by Internet, or by telephone or by mail as described below. You do not need to attend the virtual Annual Meeting to vote if you submitted your vote by Internet, by telephone or by mail in advance of the virtual Annual Meeting.
The virtual Annual Meeting will be archived for one year after the date of the virtual Annual Meeting at www.virtualshareholdermeeting.com/RIGL2022.
7. WHY A VIRTUAL-ONLY ONLINE MEETING?
In light of the ongoing and evolving COVID-19 pandemic, for the safety of all our stockholders and personnel, and the efficient management of the Annual Meeting, we have determined that the Annual Meeting will be held in a virtual meeting format only via the Internet, with no physical in-person meeting. Conducting the Annual Meeting virtually allows for remote participation regardless of local access or restrictions and increases the opportunity for all stockholders to participate and communicate their views to a much wider audience.
Additionally, we use software that verifies the identity of each participating stockholder and ensures during the question-and-answer portion of the meeting that they
2022 Proxy Statement	| 3

are granted the same rights they would have at an in-person meeting. We may consider a change in our virtual-only meeting practice in the future. Given the above listed factors, we feel a virtual-only meeting is the right choice for Rigel and its stockholders at this time.
8. WHO CAN VOTE AT THE ANNUAL MEETING?
Only stockholders of record at the close of business on the Record Date, March 21, 2022, are entitled to notice of, and to vote at, the virtual Annual Meeting or any adjournment or postponement thereof. As of the Record Date, there were 171,988,563 shares of Common Stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares were registered directly in your name with our transfer agent, EQ Shareowner Services, then you are a stockholder of record. As a stockholder of record, you may vote online at the meeting or vote by proxy. Whether or not you plan to attend the virtual Annual Meeting, we urge you to fill out and return the proxy card or vote by proxy over the telephone or on the Internet as instructed below, to ensure your vote is counted. We must receive any proxy cards that will not be voted online
at the Annual Meeting, or proxies submitted telephonically or over the Internet, no later than 11:59 P.M. Eastern Time on Wednesday, May 18, 2022.
Stockholders who attend the virtual Annual
Meeting should follow the instructions at www.virtualshareholdermeeting.com/RIGL2022 to vote during the virtual Annual Meeting. A complete list of stockholders entitled to vote at the virtual Annual Meeting will be available for examination for any reason germane to the Annual Meeting at
Broadridge Financial Solutions at VSMShareholderList@Broadridge.com for a period of ten (10) days prior to the virtual Annual Meeting, and will be available on the virtual meeting site at www.virtualshareholdermeeting.com/RIGL2022.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If, on the Record Date, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares or ask questions online at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent and deliver that proxy to us prior to the virtual Annual Meeting, as described below under the section “How Do I Vote”.
9. WHAT AM I VOTING ON? WHAT IS THE BOARD’S RECOMMENDATION ON EACH OF THE PROPOSALS?
The following matters are scheduled for a vote at the Annual Meeting:
(1)	Election of the two directors named in this proxy statement, Kamil Ali-Jackson and Jane Wasman, to the Board to hold office until the 2025 Annual Meeting of Stockholders (“Proposal No. 1”).
(2)	Approval of the Amended 2018 Plan to add an additional 5,000,000 shares to the number of shares of common stock authorized for issuance under the Amended 2018 Plan (“Proposal No. 2”).
(3)	Advisory approval of the compensation of the Company’s named executive officers, as disclosed in this proxy statement in accordance with SEC rules (“Proposal No. 3”).
(4)
Ratification of the selection of Ernst & Young LLP by the Audit Committee of the Board as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022 (“Proposal No. 4”).

The Board recommends “FOR” all of the director nominees in Proposal No. 1 and “FOR” Proposal Nos. 2, 3 and 4.
4 |	2022 Proxy Statement

10. WHAT IF ANOTHER MATTER IS PROPERLY PRESENTED AT THE ANNUAL MEETING?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment. This includes, among other things, considering any motion to adjourn the virtual Annual Meeting to another time and/or place, including for the purpose of soliciting additional proxies for or against a given proposal.
11. How do I vote?
You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For the other matters to be voted on, you may either vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote using one of the following methods:
•	During the Annual Meeting: To vote your shares electronically during the Annual Meeting, enter the Annual Meeting using the 16-digit control number. Instructions on how to vote while participating in the Annual Meeting live via
the Internet are posted at www.virtualshareholdermeeting.com/RIGL2022.
•
Internet: To vote via the Internet, go to www.proxyvote.com. You can use the Internet to transmit your voting instructions and to elect for electronic delivery of information up until 11:59 P.M. Eastern Time on May 18, 2022. Please have your proxy card in hand when you access the website and follow the instructions provided.

•
Telephone: To vote by telephone, call 1-800-690-6903. You can use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 18, 2022. Please have your proxy card in hand when you call and follow the instructions provided.

•
Mail: To vote by mail, you must first request a paper or electronic copy of the proxy materials. To request that a full set of the proxy materials be sent to your specified postal or email address, please go to www.proxyvote.com or call 1-800-579-1639. Please have your proxy card in hand when you access the website or call and follow the instructions. Upon receipt of the materials, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Whether or not you plan to attend the virtual Annual Meeting and vote online, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received the Notice containing voting instructions and a 16-digit control number from that organization rather than from Rigel. Simply follow the voting instructions in the Notice to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. If you did not receive a Notice with a 16-digit control number, because your shares are held in a “street name” through an unaffiliated broker, bank or other nominee, in order to vote in the virtual Annual Meeting, you must obtain a your 16-digit control number by submitting a legal proxy from your broker, bank or other nominee to Broadridge Financial Solutions. You may contact your broker or bank for instructions and to request a proxy form.
Please see the Notice or the information your bank, broker, or other holder of record provided you for more information on these proxy voting options.
2022 Proxy Statement	| 5

Voting Via the Internet or by Telephone
We provide Internet voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your voting instructions. However, please be aware that you must bear any costs associated with accessing the Internet, such as usage charges from Internet access providers and telephone companies.
12. HOW MANY VOTES DO I HAVE?
On each matter to be voted upon, you have one vote for each share of Common Stock you owned as of the Record Date.
13. WHAT HAPPENS IF I DO NOT VOTE, OR IF I RETURN A PROXY CARD OR OTHERWISE VOTE WITHOUT GIVING SPECIFIC VOTING INSTRUCTIONS?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or online during the virtual Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted: (a) “For” Proposal No. 1 (Election of Directors); (b) “For” Proposal No. 2 (Amendment to the Amended
2018 Plan); (c) “For” Proposal No. 3 (Advisory Vote on Executive Compensation); and (c) “For” Proposal No. 4 (Ratification of Auditors). If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.
In this regard, Proposal Nos. 1, 2 and 3 are considered to be “non-routine” under NYSE rules, meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, Proposal No. 4 is considered to be a “routine” matter under NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal No. 4.
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the proxy materials you receive from your broker, bank or other agent.
14. WHAT ARE “BROKER NON-VOTES”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by NYSE rules to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.” Proposal Nos. 1, 2 and 3 are considered to be “non-routine” under NYSE rules and we therefore expect broker non-votes to exist in connection with those proposals.
15. WHO IS PAYING FOR THIS PROXY SOLICITATION?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies by telephone or by other means of communication. We have hired
Innisfree M&A Incorporated to act as our proxy solicitor in conjunction with the Annual Meeting. We will pay Innisfree M&A Incorporated a fee of $20,000, plus reasonable out-of-pocket expenses, for
6 |	2022 Proxy Statement

these services. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. Directors and employees will not be paid any additional compensation for soliciting proxies.
16. WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE?
If you receive more than one Notice, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions for each Notice that you receive to ensure that all of your shares are voted.
17. Can I CHANGE OR REVOKE MY VOTE AFTER SUBMITTING MY PROXY?
Stockholder of Record: Shares Registered in Your Name
Yes. You can change or revoke your proxy at any time before the final vote at the virtual Annual Meeting in any one of three ways:
•
You may submit another properly completed proxy card with a later date by mail, or grant a subsequent proxy, via the Internet or by telephone. Your most current proxy card or telephone or Internet proxy is the one that is counted and must be received before 11:59 P.M. Eastern Time on May 18, 2022. All other proxies previously submitted will be automatically revoked.

•	You may send a timely written notice that you are revoking your proxy to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 before the Annual Meeting.
•
You may attend the Annual Meeting virtually and vote again online by following the instructions at www.virtualshareholdermeeting.com/RIGL2022. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.

Please have your 16-digit control number provided to you in your proxy materials.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank regarding how to change or revoke your proxy.
18. HOW ARE VOTES COUNTED?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for Proposal No. 1 to elect directors, votes “For,” “Withhold” and broker non-votes; and with respect to all other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for Proposal No. 2 and will have the same effect as “Against” votes for each such proposal.
Broker non-votes for Proposal Nos. 1, 2 and 3 have no effect and will not be counted towards the vote total for any such proposal. Proposal No. 4 is considered to be a “routine” matter under NYSE rules. Accordingly, if you hold your shares in a “street name” and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on Proposal No. 4.
19. HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?
•
Each nominee presented in Proposal No. 1 must be elected by a majority of the votes cast, which means that the number of shares voted “For” a director must exceed the number of votes cast as “Withheld” for that director. Nominees are elected by a majority vote for non-contested director elections. Because the number of nominees properly nominated for the Annual Meeting is the same as the number of directors to be elected, the election of directors at this Annual Meeting is non-contested. If the number of votes “For” a nominee exceeds the number of votes “Withheld” (among votes properly cast online or by proxy), then the nominee will be elected. Broker non-votes will have no effect. If a director then serving on the Board of Directors does not receive the necessary votes, the director shall offer to tender his or her resignation to the Board for the nominating or similar committee of the Board for consideration. In such case, the Corporate Governance, Health Care Compliance Oversight and Nominating Committee will then consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation.
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•
Proposal No. 2, approval of our Amended 2018 Plan, will be considered approved if it receives “For” votes from the majority of the outstanding shares of Common Stock present online or represented by proxy and entitled to vote at the Annual Meeting. If you abstain from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

•
Proposal No. 3, advisory approval of the compensation of the Company’s named executive officers, will be considered to be approved if it receives “For” votes from the holders of a majority of shares either present online or represented by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

•
To be approved, Proposal No. 4, ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of Rigel for the fiscal year ending December 31, 2022, must receive “For” votes from the holders of a majority of shares either present online or represented by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Because this proposal is considered to be a “routine” matter under NYSE rules, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on this proposal. For more information, see “What happens if I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions?” and “What are ‘broker non-votes’?” above. Although stockholder ratification of the selection of Ernst & Young LLP as Rigel’s independent registered public accounting firm is not required, the Board is submitting Proposal No. 4 to the stockholders for ratification as a matter of good corporate practice. See “Proposal 4– Ratification of Selection of Independent Registered Public Accounting Firm” for more information regarding stockholder ratification.
20. WHAT IS THE QUORUM REQUIREMENT?
A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares are present at the meeting or represented by proxy. On the Record Date, there were 171,988,563 shares outstanding and entitled to vote. Thus, the holders of 85,994,282 shares of Common Stock must be present or represented by proxy at the Annual Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.
If there is no quorum, the chairman of the meeting, or the holders of a majority of shares present online at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.
21. HOW CAN I FIND OUT THE RESULTS OF THE VOTING DURING THE ANNUAL MEETING?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
22. WHEN ARE STOCKHOLDER PROPOSALS DUE FOR NEXT YEAR’S ANNUAL MEETING?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing and must comply with all requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by December 9, 2022 to Rigel’s Corporate Secretary at 1180 Veterans Boulevard, South San Francisco, California 94080. However, if Rigel’s 2023 Annual Meeting of Stockholders is not held between April 19,
2023 and June 18, 2023, then the deadline will be a reasonable time prior to the time Rigel begins to print and mail its proxy materials. If you wish to submit a proposal or nominate a director, not to be included in next year’s proxy materials, you must do so no earlier than the close of business on January 19, 2023 and no later than the close of business on February 18, 2023. However, if Rigel’s 2023 Annual Meeting of Stockholders is not held between April 19, 2023 and
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June 18, 2023, to be timely, notice by the stockholder must be received no earlier than the close of business on the 120th day prior to the 2023 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2023 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of the 2023 Annual Meeting of Stockholders is first made. You are also advised to review our Amended and Restated Bylaws (“Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations. The chair of the 2023 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board for the 2023 Annual Meeting of
Stockholders will confer discretionary voting authority with respect to (i) any proposal presented by a stockholder at that meeting for which Rigel has not been provided with timely notice and (ii) any proposal made in accordance with Rigel’s Bylaws, if the 2023 proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.
In addition, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than Rigel’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 20, 2023.
23. If I Have Additional Questions, Whom Can I Contact?
If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact our proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Stockholders may call toll free: (888) 750-5834
Banks and Brokers may call collect: (212) 750-5833
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. We usually use words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “might,” “believe,” “estimate,” “predict,” “intend” or the negative of these terms or similar expressions to identify these forward- looking statements. These statements appear throughout this proxy statement and are statements regarding our current expectations, beliefs or intent, primarily with respect to our operations and related industry developments. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including as a result of the risks and uncertainties discussed in “Part I, Item 1A, Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by applicable law. New factors emerge from time to time, and it is not possible for us to predict which factors will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.
2022 Proxy Statement	| 9

PROPOSAL 1
ELECTION OF DIRECTORS
The Board of Directors is divided into three classes. Each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is elected and qualified.
The Board presently has ten members, two of which were added in 2021, namely, Dr. Alison Hannah and Ms. Kamil Ali-Jackson. In 2022, the Board determined that it is in the best interests of the Company and its stockholders to return the size of the Board to eight directors. Accordingly, two of our current directors, Messrs. Goodwin and Katkin, were not nominated for reelection at the Annual Meeting. We thank Messrs. Goodwin and Katkin for their service to the Company.
Each of the nominees listed below are currently directors of the Company. If elected at the Annual Meeting, each of these nominees would serve until the 2025 annual meeting and until their successor is elected and has qualified, or sooner in the event of the director’s death, resignation or removal. It is Rigel’s policy to encourage directors and nominees for director to attend the Annual Meeting. All of our directors attended the 2021 Annual Meeting of Stockholders.
In a contested election, which is an election in which the number of nominees exceeds the number of directors to be elected, our directors will be elected by a plurality of the shares represented in person or by proxy and entitled to vote on the election of directors at that Annual Meeting. In a non-contested election involving incumbent directors, our Bylaws provide that, if the votes cast “For” an incumbent director nominee do not exceed the number of votes “Withheld”, the incumbent director will offer to tender his or her resignation to the Board. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a director nominee has been elected. The Corporate Governance, Health Care Compliance Oversight and Nominating Committee of the Board will review the circumstances surrounding the “Withheld” vote and promptly make a recommendation to the Board on whether to accept or reject the resignation or whether other action should be taken. In making its decision, the Board will evaluate the best interests of Rigel and our stockholders and will consider all factors and relevant information. The Board will act on the Corporate Governance, Health Care Compliance Oversight and Nominating Committee’s recommendation and publicly disclose its decision, as well as the rationale behind it, within 90 days from the date of certification of the stockholder vote. The director who tenders his or her resignation will not participate in the Corporate Governance, Health Care Compliance Oversight and Nominating Committee’s recommendation or the Board’s decision.
In the event that any nominee should become unavailable for election as a result of an unexpected occurrence, the proxies will be voted for the election of a substitute nominee or nominees proposed by the Corporate Governance, Health Care Compliance Oversight and Nominating Committee of the Board. Each person nominated for re-election has agreed to serve if re-elected, and the Board has no reason to believe that any nominee will be unable to serve on the Board if re-elected.
The Corporate Governance, Health Care Compliance Oversight and Nominating Committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the Corporate Governance, Health Care Compliance Oversight and Nominating Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who have diversity of personal and professional background, complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Board views as critical to effective functioning of the Board. Specifically, this has included engaging a professional consultant to identify diverse candidates meeting the Board’s criteria, and consideration of gender, social, underrepresentation, and cultural diversity in the Board’s and the Company’s long-term planning.
In 2021, the Corporate Governance, Health Care Compliance Oversight and Nominating Committee of the Board engaged a third-party search firm for the purpose of identifying highly qualified director nominee candidates that support our philosophy on diversity summarized above. As a result of this engagement, Dr. Hannah and Ms. Ali-Jackson were referred to the
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Corporate Governance, Health Care Compliance Oversight and Nominating Committee for evaluation and consideration. Dr. Hannah was appointed to the Board of Directors in May 2021 and Ms. Ali-Jackson was appointed to the Board in December 2021.
The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Board to believe that the nominee should continue to serve on the Board. However, each member of the Board may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members of the Board.

Key Skills and Experience

Senior Leadership
8 Directors
International Business
3 Directors
Finance, Accounting, or Legal
4 Directors
Government Affairs/Contracting
3 Directors
Public Company Governance
7 Directors
Strategic Planning
8 Directors
Mergers and Acquisitions
4 Directors
Risk Management
8 Directors
Scientific and Clinical
4 Directors

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Rigel is committed to increasing the diversity of our Board of Directors. We believe that the mission of our company is best served by a Board of Directors that both fosters and embodies diversity in all its dimensions, including gender, social, and cultural diversity, and equally elevates voices from different backgrounds and perspectives. Currently, in addition to the skills, attributes, and experience described below for each nominee and each director, our Board includes three female directors, one of whom is black, and one director who is both Latinx and a member of the lesbian, bisexual, gay and transgender community.
Board Diversity Matrix
	Female	Male	Non-Binary	Gender Undisclosed
Gender Identity (10 directors total) Demographic Background:	3	7	—	—
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—
Hispanic or Latinx	—	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	6	—	—
LGBTQ+	—	1	—	—
Did not disclose demographic background	—	—	—	—
NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2025 ANNUAL MEETING
Kamil Ali-Jackson, age 63, joined us as a director in December 2021. Ms. Ali-Jackson brings nearly four decades of biopharmaceutical industry experience to Rigel, including expertise in negotiating licensing, joint venture, and M&A transactions to drive strategic growth. Most recently, Ms. Ali-Jackson was chief legal officer, chief compliance officer and corporate secretary at Aclaris Therapeutics, Inc., which she co-founded in 2012 and led the team which took the company public in 2015. In addition, Kamil co-founded and successfully transitioned several specialty pharmaceutical and biopharmaceutical companies through multi-million dollar acquisitions by global pharmaceutical companies. In 2011, Kamil also co-founded NeXeption, Inc., a biopharmaceutical assets management company and was legal counsel for the company and its affiliated companies from 2011 until 2020. She has served as legal counsel and as a licensing business executive for a number of pharmaceutical companies, including Merck & Co. Inc., Dr. Reddy’s Laboratories Ltd., and Endo Pharmaceuticals, Inc. Ms. Ali-Jackson currently serves on the board of directors, audit committee, compensation committee, and is the chair of the nominating and corporate governance committee of PDS Biotechnology Corporation, a publicly held clinical stage biopharmaceutical company, and as an independent director of Moda Operandi, a privately held online luxury retail company. She has also served on several nonprofit boards and currently serves on the board of trustees of Rosemont College, a private liberal arts college in Pennsylvania. Ms. Ali-Jackson received her J.D. from Harvard Law School and Bachelor of Arts in politics from Princeton University.
Ms. Ali-Jackson was selected to serve as a member of the Board in part due to her broad experience in the areas of acquisitions, licensing, legal, and corporate governance as well as her experience as an executive officer, legal counsel, and co-founder in the biopharmaceutical industry.
Jane Wasman, age 65, joined us as a director in March 2019. Ms. Wasman is a strategic leader with approximately 25 years of experience in the biopharma industry working with both large, multinational corporations and privately held start-ups. Ms. Wasman is founder and president of JWasman Advisors. She previously served from 2004 to 2019 at Acorda Therapeutics, Inc. (“Acorda”), a biotechnology company
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developing and commercializing neurology therapies for Parkinson’s disease, migraine and multiple sclerosis, most recently as president, international & general counsel. At Acorda, she led global strategic development, including long-range planning and development, as well as international expansion, and also built and led the legal and quality departments. Prior to joining Acorda, Ms. Wasman held various leadership positions at Schering-Plough Corporation, including staff vice president and associate general counsel. Previously, Ms. Wasman was an attorney at two global law firms and associate counsel for the U.S. Senate Veterans’ Affairs Committee. Ms. Wasman is chair of the board of Sellas Life Sciences Group, Inc., a public oncology-focused biotech company, as well as chair of its nominations & governance committee. She is also a member of the board of directors and chair of the nominations, governance and compliance committee of Athersys, Inc. She previously served as a member of the board of directors of Cytovia Therapeutics, Inc. Since 2007, she has also served on the non-profit board of directors of NewYorkBIO, including its executive committee. Ms. Wasman graduated magna cum laude from Princeton University, and earned her J.D. from Harvard Law School.
Ms. Wasman was selected to serve as a member of the Board in part due to her broad strategic and transactional experience in commercial stage biopharmaceutical companies, as well as her legal and corporate governance background and extensive experience in operational implementation.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.
DIRECTORS CONTINUING IN OFFICE UNTIL THE 2023 ANNUAL MEETING OF STOCKHOLDERS
Alison L. Hannah, M.D., age 61, joined us as a director in May 2021. Dr. Hannah brings over three decades of pharmaceutical industry experience to Rigel, including a deep knowledge of clinical development strategy in hematology and oncology with a focus on molecularly targeted therapies. Dr. Hannah currently serves as chief medical officer for CytomX Therapeutics, Inc. (“CytomX”), a clinical-stage biopharmaceutical company developing conditionally activated therapies to treat cancer. Prior to joining CytomX, Dr. Hannah served as a consultant to nearly 30 pharmaceutical and biotechnology companies directing the development of investigational cancer therapies. In this capacity, Dr. Hannah has successfully filed over 40 regulatory applications for first-in-human clinical testing and has played significant roles in the broad marketing approval of multiple anticancer therapeutics (including talazoparib, enzalutamide, defibrotide, carfilzomib, as well as tyrosine kinase inhibitors sunitinib and toceranib), including extensive experience interacting with global health and regulatory authorities. Earlier in her career, Dr. Hannah held the role of senior medical director at Sugen, Inc. (acquired by Pharmacia & Upjohn, now Pfizer) where she had oversight of clinical development, clinical operations, and pharmacovigilance, specializing in the development of tyrosine kinase inhibitors, including sunitinib (SUTENT) approved for the treatment of kidney cancer and imatinib-refractory gastrointestinal stromal tumors. Dr. Hannah began her career at Quintiles, a global contract research organization, where she specialized in overseeing early to registrational-stage oncology clinical trials. Dr. Hannah currently serves on the board of NeoGenomics, Inc., a publicly traded cancer diagnostic company. Dr. Hannah received her B.A. in biochemistry and immunology from Harvard University and her M.D. from the University of Saint Andrews.
Dr. Hannah was selected to serve as a member of the Board in part due to her extensive expertise in clinical development strategy and regulatory filings, broad clinical operational experience, which is particularly relevant to our business as we are a company focused on hematologic disorders, cancer and rare immune diseases.
Walter H. Moos, Ph.D., age 67, joined us as a director in March 1997. Since October 2018, Dr. Moos has been managing director of Pandect Bioventures, a venture capital firm investing in therapeutics and biotechnologies. From 2017 to 2020, Dr. Moos was chief executive officer of ShangPharma Innovation, Inc., a global pharmaceutical incubator investing in therapeutics and biotechnologies, where he now serves as chairman emeritus. He retired from his position as president of SRI Biosciences in 2016 after more than a decade at the independent nonprofit SRI International (Stanford Research Institute). From 1997 to 2004, Dr. Moos served as the chairman and chief executive officer of MitoKor, Inc., which became Migenix, Inc., where he was a member of the board of directors from 2004 to 2008. Prior to that, he served as a vice president of Chiron Corp. (now Novartis), and as a vice president at the Parke-Davis Pharmaceutical Research Division of the Warner-Lambert Co. (now Pfizer). He has been an adjunct professor at the University of California, San
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Francisco, since 1992. He has also served on the boards of numerous private companies and several non-profit organizations and has been an advisor to a wide range of organizations in the U.S. and around the world. Dr. Moos holds an A.B. from Harvard University and a Ph.D. in Chemistry from the University of California Berkeley.
Dr. Moos was selected to serve as a member of the Board in part due to his extensive leadership skills and operational expertise, as well as his expertise in the chemical sciences, which is particularly relevant to our business as we are a company focused on small molecules.
Raul R. Rodriguez, age 61, was appointed president and chief executive officer and a member of the Board of Directors in November 2014. Before being named CEO, he served as our president and chief operating officer since May 2010. He joined us as vice president, business development in April 2000, became our senior vice president, business development and commercial operations in December 2002 and became our executive vice president and chief operating officer in June 2004. From 1997 to March 2000, he served as senior vice president, business development and operations for Ontogeny, Inc. (now Curis), a biotechnology company. From 1994 to 1997, he served as the executive director, business development and market planning for Scios, Inc. (now Johnson & Johnson), a pharmaceutical company. From 1989 to 1994, Mr. Rodriguez held various positions at G.D. Searle & Company (now Pfizer), a pharmaceutical company. In these companies, Mr. Rodriguez held positions of increasing responsibility in the areas of business development and planning. After earning his bachelor’s degree from Harvard College, Mr. Rodriguez went on to earn his Master of Public Health at the University of Illinois and subsequently received his M.B.A. at the Stanford Graduate School of Business.
Mr. Rodriguez was selected to serve as a member of the Board in part due to his extensive leadership skills and operational expertise, including his operational experience and deep understanding of our business as our President and Chief Executive Officer.
DIRECTORS CONTINUING IN OFFICE UNTIL THE 2024 ANNUAL MEETING OF STOCKHOLDERS
Gregg A. Lapointe, CPA, MBA, age 63, joined us as director in November 2017. Mr. Lapointe is currently the chief executive officer and co-founder of Cerium Pharmaceuticals, Inc., a biopharmaceutical company focused on developing and commercializing medicines for patients with rare diseases. Mr. Lapointe offers Rigel’s board nearly three decades of commercial and financial experience bringing products to market in the areas of medical devices and rare diseases. He previously served in varying roles for Sigma-Tau Pharmaceuticals, Inc. (“Sigma-Tau”), a private biopharmaceutical company, starting in 2001, including chief financial officer from 2001 to 2002, chief operating officer from 2003 to 2007, and chief executive officer from 2008 to 2012. Mr. Lapointe led the effort to transform Sigma-Tau from a small specialty dialysis company into a global leader in the development and commercialization of medicines for rare diseases. Mr. Lapointe also serves on the boards of directors of Soligenix, Inc., and Astria Therapeutics, Inc. He previously sat on the board of SciClone Pharmaceuticals, Inc., ImmunoCellular Therapeutics, Inc., Raptor Pharmaceuticals, Inc., Questcor Pharmaceuticals, Inc. and Cambrooke Therapeutics, Inc., among others. From 2009 to 2012, Mr. Lapointe was a member of the board of directors, and chair of the rare disease committee, of the Pharmaceutical Research and Manufacturers of America (PhRMA) in Washington, DC. He holds a Bachelor of Commerce degree from Concordia University (Montreal), a Graduate Diploma in Public Accountancy from McGill University (Montreal), an MBA from Duke University, and is a CPA (Illinois).
The Board concluded that Mr. Lapointe should continue to serve as a member of the Board in part due to his significant experience in the areas of global strategic planning and implementation, business development, corporate finance, and acquisitions, and his experience as an executive officer and board member in the pharmaceutical and medical products industries.
Brian L. Kotzin, M.D., age 73, joined us as a director in August 2017. A board-certified rheumatologist and internist, Dr. Kotzin is currently senior vice president and head of immunology at Nektar Therapeutics. He has been senior vice president, clinical development since April 2017 and has served as interim chief medical officer and head, clinical development Dr. Kotzin also serves on the board of directors of Progenity, Inc. From 2004 to 2015, he was vice president, global and clinical development and head, inflammation therapeutic area at Amgen Inc. (“Amgen”), directing the global development efforts for product candidates in the inflammation area. Before
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joining Amgen, Dr. Kotzin was the head of clinical immunology in the department of medicine and director of the autoimmunity center of excellence at the University of Colorado Health Sciences Center in Denver. Dr. Kotzin has won numerous honors, including elected “Master” of the American College of Rheumatology, the Kirkland Scholar Award for Lupus Research, the Henry Claman Chair in Clinical Immunology, the Gretchen Kramer Award for Outstanding Contributions to Medicine, and Chairmanship of the National Institutes of Health Autoimmunity Centers of Excellence. He earned his medical degree from Stanford and undergraduate degree in mathematics from the University of Southern California.
The Board concluded that Dr. Kotzin should continue to serve as a member of the Board in part due to his extensive experience with developing therapeutics, particularly in the area of immunology, which is the core of our treatment focus for fostamatinib and our pipeline.
Gary A. Lyons, age 71, joined us as a director in October 2005 and served as Rigel’s chairman of the board from November 2014 until March 2022. Mr. Lyons also serves as a member of the board of directors of Neurocrine Biosciences, Inc., where he served as chief executive officer from 1993 until 2008. In addition, Mr. Lyons serves on the boards of directors of Eledon Pharmaceuticals, Inc. and Brickell Biotech, Inc., and is chairman of the board at Travere Therapeutics, Inc. He served on the board of directors of PDL BioPharma, Inc., from July 2008 until he resigned in December 2008 to join the board of directors of Facet Biotech Corporation (“Facet”) following Facet’s spin-off from PDL, and served on the board of directors there until Facet’s acquisition by Abbott Laboratories in 2010. Mr. Lyons also served on the board of directors of Cytori Therapeutics, Inc. From 1983 to 1993, he held a number of management positions at Genentech, including vice president of business development and vice president of sales, and also served as a member of Genentech’s executive committee. Mr. Lyons was responsible for international licensing, acquisitions and partnering for Genentech’s Corporate Venture Program and had operating responsibility for Genentech’s two subsidiaries, Genentech Canada, Inc. and Genentech Limited (Japan). He holds a B.S. in Marine Biology from the University of New Hampshire and an M.B.A. from Northwestern University’s J.L. Kellogg Graduate School of Management.
The Board concluded that Mr. Lyons should continue to serve as a member of the Board in part due to his extensive experience negotiating and developing collaborative relationships, his sales expertise and his track record of assessing the market for pharmaceutical candidates, all of which are key to the success of our business.
CORPORATE GOVERNANCE
Independence of the Board of Directors
The listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) require that a majority of the members of a listed company’s Board of Directors qualify as “independent,” as affirmatively determined by the Board. The Board consults with our counsel from time to time to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq.
Consistent with these considerations, after review of all relevant identified transactions and relationships between each director, or any of his or her family members, and Rigel, our senior management and our independent registered public accounting firm, the Board has affirmatively determined that all of our current directors are independent directors within the meaning of the applicable Nasdaq listing standards, except for Raul R. Rodriguez, our Chief Executive Officer who is not an independent director by virtue of his employment with the Company. In making this determination, the Board found that none of the directors or nominees for director determined to be independent by the Board had a material or other disqualifying relationship with Rigel.
Meetings of the Board of Directors
The Board met four times during fiscal year 2021. All of our directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which they served that were held during the period for which they were directors or committee members, respectively. As required under applicable Nasdaq
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listing standards, in fiscal year 2021, Rigel’s independent directors met in executive session, at which only independent directors were present, at every regularly scheduled meeting of the Board.
Board Leadership Structure
We currently have no Chairman of the Board; and, we plan to appoint a new Chairman prior to the Annual Meeting. We thank Mr. Lyons for his seven years of leadership as Chairman from 2014 until March, 2022. The Chairman of the Board has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Board chair has substantial ability to shape the work of the Board. The Board has no specific policy with respect to the separation of the positions of Board chair and Chief Executive Officer, and believes that separation of the positions represents an appropriate allocation of roles and responsibilities at this time.
Role of the Board in Risk Oversight
One of the Board’s key functions is informed oversight of the Company’s risk management process. The Corporate Governance, Health Care Compliance Oversight and Nominating Committee oversees enterprise risk assessment and management as a whole (which had previously been administered through the Board), and various standing committees oversee different aspects of risk management. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board and the Corporate Governance, Health Care Compliance Oversight and Nominating Committee as quickly as possible. Both the Board as a whole and the various standing committees receive periodic reports, as well as incidental reports as matters arise, from Company management. The Board has delegated to the General Counsel the responsibility of coordinating between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.
Our standing committees address risks inherent to their respective areas of oversight. Our Corporate Governance, Health Care Compliance Oversight and Nominating Committee (i) reviews and assesses the effectiveness of our corporate governance and healthcare compliance principles applicable to the Company and periodically recommend any changes deemed appropriate to the Board for its consideration, and periodically reviews Company policy statements to determine their adherence to the Company’s Code of Conduct, (ii) periodically reviews and assesses the risk exposure of the Company including risks related to data privacy, technology and information security, including cyber-security, and back-up of information systems and makes recommendations to management pertaining to monitoring and minimizing findings in such assessment and (iii) has oversight responsibility to identify risks relating to the Company and health care compliance, to understand the plans to mitigate such risks, and to ensure the Board is aware of any issues related to the Company and health care compliance, and meets and communicates directly with the Chief Compliance Officer. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our Audit Committee manages risk pertaining to the Company’s major financial risk exposures, including reviewing the Company’s guidelines and policies related to such financial risks with management and the auditors and the steps taken by management to monitor and control these exposures.
Regarding the COVID-19 pandemic, company management is meeting regularly to address concerns of our patients, employees, and the business, as well as updating and communicating with the full Board. The full Board has oversight and has been engaged concerning the monitoring and identification of risks to the Company, and actions the Company is taking to mitigate risks related to the COVID-19 pandemic. Management has established a Crisis Management Team (“CMT”) that has implemented and continues to monitor our business continuity plans to prevent or minimize business disruption and ensure the safety and well-being of our personnel. The CMT meets regularly to assess the effectiveness of our business continuity plans and make adjustments accordingly as the COVID-19 pandemic continues to evolve.
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Environmental, Social and Governance
Our approach to environmental, social and governance (“ESG”) factors is consistent with our mission and our corporate values. We are committed to conducting our business in a safe and environmentally sustainable manner that promotes the health of our employees, our patients, our community and the environment.
ESG Strategy and Oversight
ESG oversight is exercised both at the Board level and through our executive leadership. The Corporate Governance, Health Care Compliance Oversight and Nominating Committee has oversight responsibility over our ESG strategy and policies and is briefed by management on matters related to ESG as appropriate. A wide range of departments are involved in our ESG strategy and work, including research and development, commercial, quality assurance, supply chain and human resources, among others.
Environmental Sustainability
We have a committee charged with overseeing Rigel's commitment to sustainability. We are committed to conducting our operations in an environmentally sound manner. Although we do not operate any manufacturing facilities, our South San Francisco headquarters are environmentally friendly in their use of electricity, water and power. In response to the COVID-19 pandemic, we made travel to our South San Francisco office voluntary, and provided equipment and access tools to ensure our employees could be productive while working from home. Our increased use of technology has enabled our employees to minimize the need to print and distribute paper documents, reducing the environmental impact of our business, and the results of our safety measures have resulted in far fewer employees driving to the office, thus taking cars off the road and reducing greenhouse gases.
We are committed to minimizing waste and conserving energy, resources, and landfill space. We have enhanced our commitment to reduce landfill waste and have introduced new goals focused on addressing plastic waste from our operations. In light of the potential impact our business may have on the environment, we have set goals and adopted a number of internal policies and management systems designed to eliminate, reduce, or substitute hazardous materials and waste and reduce water and energy consumption.
Social
We are committed to supporting the mental health and wellness of our employees. We offer a long-established Employee Assistance Program. This program provides stress management, mental health, emotional, resiliency and support to our colleagues. Furthermore, our Mind and Body Wellness Committee provides education, tools, networking opportunities and other resources to help foster and grow the overall wellbeing of employees. We have a long-established
Commuter Benefit Program to encourage our employees to use public transit by enabling employees to use pre-tax dollars to pay for public transit costs. Additionally, this program promotes the use of carpooling, as well as bicycling to our headquarters. We are committed to employee learning and recognize that development and training programs lead to enhanced skills which in turn bolster employee confidence.
Health and Safety in the Workplace
During 2021, we continued to focus on the evolving pandemic situation as guided by health authorities to protect the health and safety of our workforce. Key actions included enabling working from home for those colleagues who can work remotely, which allowed the number of personnel at headquarters to be reduced for the facilitation of social distancing best practices. We implemented daily self-assessments of health status before accessing headquarters. We provided personal protective equipment, including appropriate facial coverings at our headquarters and in the field. We increased sanitation stations (including hand sanitizers) throughout our facility. We increased cleaning frequencies, using U.S. Environmental Protection Agency-registered disinfectants, with an increased focus on all high traffic and high-touch areas. We have implemented a system for immediately activating contact outreach and the targeted disinfection of work areas upon notification of a potential COVID-19 case. Additionally, we follow occupational health and safety guidelines in our day-to-day operations, including safety training, and an open-door policy for injury reporting.
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Diversity and Inclusion
We strive to be an inclusive, diverse, and safe workplace with opportunities for our employees to grow and develop in their careers, supported by competitive compensation, opportunities for equity ownership, development opportunities that enable continued learning and growth and employment packages that promote well-being across all aspects of our employees’ lives, including health care, retirement planning and paid time off. At the Board level, our Board includes three female directors, one of whom is Black, and one director who is both Latinx and a member of the lesbian, bisexual, gay and transgender community. With the recent appointment of Dr. Hannah and Ms. Ali-Jackson, our Board of
Directors has gained additional breadth and diversity in terms of experience, tenure and gender. Our Board meets the current diversity requirements specified under California law and it is our expectation we will continue to meet such requirements in future periods. At the management level, we are committed to maintaining diversity of our leadership throughout the organization. We are an affirmative action and equal opportunity employer, and all qualified applicants receive consideration for employment without regard to race, color, religion, sex, national origin, disability status, protected veteran status, or any other characteristics protected by law.
Governance
We are committed to good corporate governance and to conduct our business in an ethical manner. We have adopted numerous policies and guidelines to facilitate legal and ethical conduct, including our Code of
Conduct, and to further align the interests of our employees and directors with our stockholders and other key stakeholders, including the patients we serve.
Code of Conduct
We are committed to maintaining the highest standards of legal and ethical conduct and to reflect our corporate values. We expect our vendors, consultants and third party service suppliers related to our sales and marketing activities (“Third Parties”) to demonstrate a similar commitment to legal and ethical business practices. Our Code of Conduct applies to Third Parties as well as our officers, directors and employees, and conveys our minimum expectations for such Third Parties to: (i) operate in full compliance with all applicable legal and regulatory requirements, (ii) conduct business ethically and act with integrity and (iii) adhere to health care industry standards, including Company policies about business transactions, and generally foster a culture that values integrity and promotes “doing the right thing.”
Human Rights
We are committed to conducting business in an ethical and responsible manner. This includes respecting internationally recognized human rights throughout our business. We demonstrate human rights in our employment practices, including non-
discrimination, diversity and inclusion, minimum age requirements, freedom of association and fair compensation policies. We further demonstrate our dedication to human rights in the commitment to providing a healthy, safe, and secure workplace.
Clinical Trials
The policies that govern our clinical trials help ensure that each trial is planned, conducted and monitored in accordance with the scientific, ethical and clinical standards. As we work to develop new therapies for the patients we serve, our strict standards of moral and ethical conduct are guided with the help and oversight of institutional review boards, regulatory authorities and medical and industry association guidelines governing ethical clinical trial conduct. All Company sponsored studies are conducted in accordance with applicable laws and regulations, as well as principles derived from relevant international standards.
Data Privacy
We are committed to the responsible and transparent use of personal data entrusted to us by patients, employees and others. We maintain policies that guide how we collect, maintain and protect personal data taking into account relevant legal and regulatory requirements of the many territories where we do business. Examples of the practices we follow to help ensure the integrity of our data protection processes include collecting and using the minimum amount of personal data necessary to achieve our business
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purposes; sharing personal data only with individuals who have a legitimate need for it and will protect it; maintaining appropriate administrative, and technical and organizational security measures to protect personal data.
INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS
The Board has five standing committees: an Audit Committee, a Compensation Committee, a Finance Committee, a Corporate Governance, Health Care Compliance Oversight and Nominating (or Corp. Gov., Hecco., & Nom.) Committee and a Scientific and
Clinical Trial Advisory Committee. The following table provides current membership and meeting information for fiscal year 2021 for each of the Board committees:
Name	Independent	Tenure	Audit	Compensation	Finance	Corp. Gov., Hecco., & Nom. Committee	Scientific and Clinical Trial Advisory Committee
Raul R. Rodriguez		2014
Kamil Ali-Jackson(1)	✔	2021
Keith A. Katkin	✔	2015
Bradford S. Goodwin	✔	2007
Alison L. Hannah, M.D.	✔	2021
Gary A. Lyons(2)	✔	2005
Walter H. Moos, Ph.D.	✔	1997
Gregg A. Lapointe	✔	2017
Brian L. Kotzin, M.D.	✔	2017
Jane Wasman(1)	✔	2019
Total meetings in fiscal year 2021			7	4	1	4	4
 Member of the Committee
 Chairperson of the Committee
(1)	The Board approved the appointment of Ms. Ali-Jackson and Ms. Wasman to the Compensation Committee effective March 15, 2022.
(2)	Mr. Lyons served on the Compensation Committee and the Finance Committee until March 15, 2022.
Below is a description of each standing committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate, to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable
Nasdaq rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.
Audit Committee
The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a) (58)(A) of the Exchange Act to oversee Rigel’s corporate accounting and financial reporting processes and audits of our financial statements. The Audit Committee: evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent public registered accounting firm; reviews and approves the retention of
2022 Proxy Statement	| 19

the independent registered public accounting firm to perform any proposed audit, review and attest services and any permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on Rigel’s audit engagement team as required by law; reviews and assesses the objectivity and independence of our independent registered public accounting firm; reviews the financial statements to be included in Rigel’s Annual Report on Form 10-K; discusses with management and the independent registered public accounting firm the results of the annual audit and the results of Rigel’s quarterly financial statements; reviews with management the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in the Company’s periodic reports filed with the SEC; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews the results of management’s efforts to monitor compliance with Rigel’s programs and policies designed to ensure adherence to applicable laws and rules and Rigel’s Code of Conduct, including reviewing and approving related-party transactions. In addition, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures.
The following directors are currently members of the Audit Committee: Mr. Goodwin, Mr. Katkin and Mr. Lapointe. Mr. Goodwin serves as Chair. The Audit Committee met seven times during fiscal year 2021. The Audit Committee has adopted a written charter that is available to stockholders on our website
at https://rigel.com/investors/corporate-governance/
governance-documents.
The Board reviews the Nasdaq listing standards definition of “independence” for Audit Committee members on an annual basis and has determined that all members of Rigel’s Audit Committee are independent (as independence is currently defined in Rules 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards). The Board has also determined that Messrs. Goodwin, Katkin, and Lapointe each qualify as an “audit committee financial expert,” as defined in applicable rules and regulations promulgated by the SEC, and satisfy the financial sophistication requirements of the Nasdaq listing standards. For each of Messrs. Goodwin, Katkin, and Lapointe, the Board made a qualitative assessment of their individual levels of knowledge and experience, based on a number of factors, including their respective formal education and the fact that each is a former chief executive officer with financial oversight responsibilities, as well as Mr. Katkin’s experience as a licensed certified public accountant, Mr. Goodwin’s experience as a principal accounting officer for a public company, and Mr. Lapointe’s experience as a licensed certified public accountant and both a principal financial officer and a chief executive officer with financial oversight responsibilities.
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1
The Company’s management has primary responsibility for preparing the Company’s financial statements and establishing the financial reporting process. Rigel’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with United States generally accepted accounting principles.
The Audit Committee reviewed and discussed with Rigel’s management the audited financial statements for the fiscal year ended December 31, 2021. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee also received the written disclosures and the letter from the independent registered public accountants, as required by the applicable requirements of the PCAOB, regarding independent accountants’ communications with the Audit Committee concerning independence, and discussed with the independent registered public accountants their
[1]
The material in this Report of the Audit Committee of the Board of Directors is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.

20 |	2022 Proxy Statement

independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in Rigel’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Bradford S. Goodwin (Chairperson)
Keith A. Katkin
Gregg A. Lapointe
Compensation Committee
The Compensation Committee of the Board of Directors acts on behalf of the Board to review, adopt and oversee Rigel’s compensation strategy, policies, plans and programs. The Compensation Committee: reviews and approves corporate performance goals and objectives relevant to the compensation of Rigel’s executive officers and other senior management; reviews and approves the compensation and other terms of employment of Rigel’s Chief Executive Officer; reviews and approves the compensation and other terms of employment of the other members of senior management; reviews and approves the compensation for Board members; administers Rigel’s stock option and stock purchase plans, bonus plans, deferred compensation plans and other similar programs; and reviews with management the Compensation Discussion and Analysis section of this proxy statement and considers whether to recommend that it be included in Rigel’s proxy statements and other filings. In addition, our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
The following directors are currently members of the Compensation Committee: Dr. Moos, Ms. Ali-Jackson, Mr. Katkin and Ms. Wasman. Dr. Moos serves as Chair. All members of Rigel’s Compensation Committee are independent (as “independence” is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Compensation Committee met four times during fiscal year 2021. The Compensation Committee has adopted a written charter that is available to stockholders on our website
at: https://rigel.com/investors/corporate-governance/
governance-documents.
Typically, the Compensation Committee meets at least quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with a representative from management. In 2021, our Vice President, Human Resources served as a representative of management. In addition, from time to time, various members of management and other employees, as well as outside advisors or consultants, may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice, or otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations regarding his compensation or individual performance objectives. However, the Chief Executive Officer is consulted regarding any promotion or compensation decision affecting other members of management. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of Rigel, as well as authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultants’ reasonable fees and other retention terms.
During the last fiscal year, the Compensation Committee engaged Radford (an AON Hewitt Company) to review and make recommendations regarding Rigel’s peer group, executive compensation and director compensation. As compensation for these services during the last fiscal year, Radford billed the Company $89,208. For more information regarding the market analysis used by the Compensation Committee to set executive compensation, please see “Competitive Market Review and Benchmarking” below.
Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards, and recommended new performance objectives to the Board at one or more meetings generally held during the first quarter of the year. The Compensation Committee also considers, at various meetings throughout the year, matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues,
2022 Proxy Statement	| 21

such as the efficacy of Rigel’s compensation strategy, potential modifications to that strategy, and new trends, plans or approaches to compensation. Unanticipated circumstances can result in a promotion or a change to an individual’s compensation package. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation level and the establishment or recommendation of performance objectives for the current year. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee and, based upon that evaluation, the Compensation Committee either approves any adjustments to his compensation or makes a recommendation to our Board regarding any such adjustments to his compensation, as well as awards to be granted. For all executive officers and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tally sheets that set forth the total compensation that may become payable to executive officers in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant or public information. The Compensation Committee referenced the peer group identified in the report of Radford in setting executive compensation and considering director compensation for 2021, as well as publicly available data provided by management on the executive and director compensation of the peer group identified by Radford.
The specific recommendations of the Compensation Committee with respect to executive and director compensation for fiscal year 2021 is described in greater detail in the “Compensation Discussion and Analysis” section of this proxy statement.
Risk Assessment of Compensation Policies and Practices
Members of our senior management, including our Chief Executive Officer, Chief Financial Officer, and Vice President, Human Resources, with oversight by the Compensation Committee, conducted an assessment of our compensation programs and policies to determine whether the incentives provided by these programs and policies were appropriate or had the potential to encourage excessive risk-taking by employees.
The assessment focused on the key terms of the Company’s equity compensation and variable cash incentive compensation programs, such as the cash incentive plans. Our compensation programs were analyzed to determine whether they introduced or encouraged excessive risk-taking or other behaviors that could have an adverse impact on our business and whether existing risk mitigation features were sufficient in light of the overall structure and composition of our compensation programs. In particular, the assessment focused on the ability of participants to affect the level of the variable component of their compensation and the controls over participant action and variable compensation.
Specific features of our compensation plans and programs identified during the assessment process as discouraging or potentially mitigating excessive risk-taking include:
•	Annual base salary, which is fixed compensation, constitutes the primary component of compensation for all employees, including for executives.
•	Performance-based cash incentive awards, primarily designed to reward corporate performance for those at executive and managerial positions, rather than purely individual performance.
•
The vast majority of our employees earn annual salaries, although a few are paid on an hourly basis. Additionally, all of our employees are eligible for cash incentive payments based on company performance, and our sales force is eligible for payments under a sales incentive plan, and none are being paid on a commission basis.

•
Our internal controls over financial reporting and the measurement and calculation of compensation goals, such as corporate performance measures and other financial, operational, and compliance policies and practices, are designed to prevent compensation programs from being susceptible to manipulation by any employee.

Our compensation programs are designed to encourage employees to remain focused on both short-term and long-term goals through the use of performance-based annual cash incentive awards,
22 |	2022 Proxy Statement

which focus on short- term performance goals, and equity awards, which typically vest over a number of years and, therefore, encourage employees to focus on long-term performance.
The Compensation Committee determined that, for all employees, our compensation programs do not encourage excessive risk-taking or create risks that are reasonably likely to have a material adverse effect on the Company and, instead, encourage behaviors that support sustainable value generation.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee is currently, or ever has been, an officer or employee of Rigel. No executive officer of Rigel has served as a member of the Board or Compensation Committee of any entity that has one or more executive officers serving as a member of our Compensation Committee.
Rigel has entered into indemnity agreements with all of our board members, including the members of our
Compensation Committee, which provide, among other things, that the Company will indemnify each of them, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director of Rigel, and otherwise to the fullest extent permitted under Delaware law and Rigel’s Bylaws.
COMPENSATION COMMITTEE REPORT2
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis section of this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Submitted by the members of the Compensation Committee of the Board of Directors:
Walter H. Moos, Ph.D. (Chairperson)
Kamil Ali-Jackson
Keith A. Katkin
Gary A. Lyons
Jane Wasman
Finance Committee
The Finance Committee of the Board was formed in September 2004. The Finance Committee reviews and approves the overall strategy, plans, policies and actions related to adjustments to Rigel’s capital structure, certain financing arrangements and strategic collaborations for the Company. The following directors currently serve on the Finance
Committee: Mr. Goodwin and Mr. Rodriguez. Mr. Goodwin is the only independent member of Rigel’s Finance Committee (as “independence” is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Finance Committee met one time during fiscal year 2021.
Corporate Governance, Health Care Compliance Oversight and Nominating Committee
The Corporate Governance, Health Care Compliance Oversight and Nominating Committee of the Board is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, overseeing the Company’s compliance with health
[2]
The material in this Report of the Compensation Committee of the Board of Directors is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.

2022 Proxy Statement	| 23

care laws and regulations, and overseeing a set of corporate governance principles for Rigel. The Corporate Governance, Health Care Compliance Oversight and Nominating Committee periodically reviews, discusses, and assesses the performance of the Board, including Board committees, seeking input from senior management, the full Board, and others. The assessment shall include evaluation of the Board’s contribution as a whole and effectiveness in serving the best interests of the Company and its stockholders, specific areas in which the Board and/or management believe better contributions could be made, and overall Board composition and makeup, including the reelection of current Board members. The factors to be considered shall include whether the Directors, both individually and collectively, can and do provide the integrity, experience, judgment, commitment, skills and expertise appropriate for the Company. The Corporate Governance, Health Care Compliance Oversight and Nominating Committee also periodically review with the Chief Executive Officer the plans for succession to the offices of the Company’s executive officers and makes recommendations to the Board with respect to the selection of appropriate individuals to succeed to these positions. The Corporate Governance, Health Care Compliance Oversight and Nominating Committee of the Board is also responsible for Rigel’s CEO succession planning, which it periodically reviews.
The Committee periodically reviews and assesses the risk exposure of Rigel, prioritizing as appropriate, and makes recommendations to management pertaining to monitoring and minimizing findings in such assessments. The Corporate Governance, Health Care Compliance Oversight and Nominating Committee also periodically meets with, and communicates directly with, the Chief Compliance Officer. The Corporate Governance, Health Care Compliance Oversight and Nominating Committee has oversight responsibility to identify risks relating to Rigel and health care compliance, to understand the plans to mitigate such risks, and to ensure the Board is aware of any issues related to Rigel and health care compliance.
The Corporate Governance, Health Care Compliance Oversight and Nominating Committee oversees risks relating to data privacy, technology and information security, including cyber-security, and back-up of information systems. The Corporate Governance, Health Care Compliance Oversight and Nominating Committee communicates with the head of Information Technology of the Company annually, to review and assess risk exposure of the Company and make recommendations to management pertaining to monitoring and minimizing findings in such assessment. We assess the integrity of our information technology and cybersecurity platforms to ensure proper safety measures are implemented.
The following directors are currently members of the Corporate Governance, Health Care Compliance Oversight and Nominating Committee: Mr. Lapointe, Dr. Kotzin and Ms. Wasman. Mr. Lapointe serves as Chair. All members of the Corporate Governance, Health Care Compliance Oversight and Nominating Committee are independent (as “independence” is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Corporate Governance, Health Care Compliance Oversight and Nominating Committee met four times during fiscal year 2021. The Corporate Governance, Health Care Compliance Oversight and Nominating Committee has adopted a written charter that is available to stockholders on our website at https://rigel.com/ investors/corporate-governance/governance-documents.
The Corporate Governance, Health Care Compliance Oversight and Nominating Committee believes that candidates for director should have certain minimum qualifications. The Corporate Governance, Health Care Compliance Oversight and Nominating Committee will generally consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, demonstrating the ability to read and understand basic financial statements, having sufficient time to devote to the affairs of Rigel, possessing a reputation for personal integrity and ethics, having demonstrated excellence in his or her field, exhibiting the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of Rigel’s stockholders. However, the Corporate Governance, Health Care Compliance Oversight and Nominating Committee retains the right to modify these qualifications from time to time. The Corporate Governance, Health Care Compliance Oversight and Nominating Committee also includes consideration of gender, social, underrepresentation, and cultural diversity as a factor in selecting nominees to serve on the Board. Although there is no specific policy on diversity, the Corporate Governance, Health Care Compliance Oversight and Nominating Committee considers the criteria noted above in selecting nominees for directors as well as the combined background, spectrum of experience and expertise of a nominee as enhancing the diversity of the Board. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of Rigel and the long-term interests of stockholders. In conducting this assessment, the Corporate Governance, Health Care
24 |	2022 Proxy Statement

Compliance Oversight and Nominating Committee considers all factors, as it deems appropriate, given the current needs of the Board and Rigel, to maintain a balance of knowledge, diversity, experience and capability. At each quarterly meeting, the Corporate Governance, Health Care Compliance Oversight and Nominating Committee is reviewing this topic and potential candidates to meet this commitment. In the case of incumbent directors whose terms of office are set to expire, the Corporate Governance, Health Care Compliance Oversight and Nominating Committee reviews these directors’ overall service to Rigel during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Corporate Governance, Health Care Compliance Oversight and Nominating Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Corporate Governance, Health Care Compliance Oversight and Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Corporate Governance, Health Care Compliance Oversight and Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates, after considering the function and needs of the Board. The Corporate Governance, Health Care Compliance Oversight and Nominating Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board.
The Corporate Governance, Health Care Compliance Oversight and Nominating Committee will consider director candidates recommended by stockholders. The Corporate Governance, Health Care Compliance Oversight and Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Corporate Governance, Health Care Compliance Oversight and Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Corporate Governance, Health Care Compliance Oversight and Nominating Committee at least 120 days prior to the anniversary date of the mailing of Rigel’s proxy statement for the preceding annual meeting of stockholders, addressed to the Legal Department, Rigel Pharmaceuticals, Inc. at 1180 Veterans Boulevard, South San Francisco, CA 94080. The deadline for nominating a director for the 2023 Annual Meeting of Stockholders is December 9, 2022. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of the Company’s stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
Scientific and Clinical Trial Advisory Committee
In August 2015, the Board established a Scientific and Clinical Trial Advisory Committee. The following directors are currently members of the Scientific and Clinical Trial Advisory Committee: Dr. Kotzin, Dr. Hannah, Dr. Moos and Ms. Wasman. Dr. Kotzin serves as Chair. The primary function of the Scientific and Clinical Trial Advisory Committee is to assist the Board in undertaking its oversight responsibilities with respect to the Company’s research and development activities as they related to the strategic and operating goals of the Company, and reporting to the Board about developments and strategy, at such times as the Committee determines to be appropriate. All members of Rigel’s Scientific and Clinical Trial Advisory Committee are independent (as “independence” is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Scientific and Clinical Trial Advisory Committee met four times during fiscal year 2021.
Stockholder Communications with the Board of Directors
To date, Rigel has not adopted a formal process related to stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate and timely responses are provided to stockholders. We believe our responsiveness to stockholder communications to the Board has been excellent. If a formal process for stockholder communications with the Board is adopted, we will publish it promptly and post it on Rigel’s website.
Persons interested in communicating with the independent directors regarding their concerns or
2022 Proxy Statement	| 25

issues may address correspondence to a particular director, or to the independent directors generally, in care of Legal Department, Rigel Pharmaceuticals, Inc. at 1180 Veterans Boulevard, South San Francisco, CA 94080. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chair of the Audit, Compensation, Finance or Corporate Governance, Health Care Compliance Oversight and Nominating Committee.
Code of Conduct
We have adopted the Rigel Pharmaceuticals Code of Conduct that applies to all officers, directors, employees and Third Parties. If Rigel makes any amendments to the Code of Conduct or grants any waiver from a provision of the Code of Conduct to any executive officer or director, we intend to promptly disclose the nature of the amendment or waiver on our website. The Code of Conduct is available on our website at https://rigel.com/ investors/corporate-governance/governance-documents.
26 |	2022 Proxy Statement

PROPOSAL 2
APPROVAL OF 2018 EQUITY INCENTIVE PLAN, AS AMENDED
Subject to stockholder approval, our Board approved amendments to the Rigel Pharmaceuticals, Inc. 2018 Equity Incentive Plan (the “2018 Plan”) on March 15, 2022 (the 2018 Plan, as amended, the “Amended 2018 Plan”) to increase the number of shares of common stock authorized for issuance under the 2018 Plan by 5,000,000 shares.
In this Proposal No. 2, our stockholders are being asked to approve the Amended 2018 Plan. Our Board believes that the Amended 2018 Plan is an integral part of our long-term compensation policy and that the Amended 2018 Plan is necessary to continue providing the appropriate levels and types of equity compensation to our employees.
Why We are Asking our Stockholders to Approve the Amended 2018 Plan
Our Board believes it is in the best interests of the Company and our stockholders to approve the Amended 2018 Plan to increase the number of shares available for issuance by an additional 5,000,000 shares, given our need to recruit and retain employees to support expansion of our sales efforts and the market opportunities around our commercial product and pipeline. If the Amended 2018 Plan is not approved, we will not have a sufficient number of authorized shares for future issuance past 2023. Prior to the Board approving the Amended 2018 Plan, 22,657,133 shares of common stock were authorized for issuance under the 2018 Plan, plus the Prior Plans’ returning shares, if any, which become available for grant under this Plan from time to time, as a result of the repurchase of shares or the cancellation or expiration of options under such Prior Plans. As of March 21, 2022, 7,064,684 shares of common stock remained available for future grant under the 2018 Plan. If this Proposal No. 2 is approved, an additional 5,000,000 shares will become available for future grant under the Amended 2018 Plan, which, as discussed below, we expect will enable us to make anticipated stock option grants into 2024.
Why You Should Vote to Approve the Amended 2018 Plan
Equity Awards Are an Important Part of Our Compensation Philosophy
Our Board believes that our future success depends, in large part, on our ability to maintain a competitive position in attracting, retaining and motivating key personnel, non-employee directors, consultants and advisors. The Board believes that the issuance of equity awards is a key element underlying our ability to attract, retain and motivate key personnel, non-employee directors, consultants and advisors, and better aligns the interests of our personnel, non-employee directors, consultants and advisors with those of our stockholders. The Amended 2018 Plan will allow us to continue to provide performance-based incentives to our eligible employees, non-employee directors, consultants and advisors. Therefore, the Board believes that the Amended 2018 Plan is in the best interests of the Company and its stockholders and recommends a vote in favor of this Proposal No. 2.
We Have Experienced and Expect to Continue to Experience Substantial Growth in Our Business
The Board now believes that the Amended 2018 Plan is necessary to ensure that the number of shares available for issuance is sufficient to allow us to continue to attract and retain the services of talented individuals essential to our long-term growth and financial success. For example, we continue to evolve our sales force and commercial team to meet increasing demand, and adapt to market conditions and the needs of our patients. The company is working diligently to potentially expand indications as well as deepening its pipeline and assessing potential in-licensing. In addition, since the adoption of the 2018 Plan, we hired three executive officers. Our Board strongly believes that the issuance of equity awards is a key element underlying our ability to attract, retain and motivate our employees, including our executives, and our consultants and advisors, and is a substantial contributing factor to our success and the growth of our business. So far we have relied significantly on equity incentives in the form of stock option awards to attract and retain key employees, and we believe that equity incentives are necessary for us to remain competitive in the marketplace for executive talent and other employees. The adoption of the Amended 2018 Plan will help enable continued growth of both our sales and our pipeline. In particular, an immediate increase to the share reserve will provide the Board with flexibility to make anticipated annual equity awards to eligible employees and new hires into 2024.
We Manage Our Equity Incentive Award Use Carefully, and Dilution Is Reasonable
We continue to believe that equity awards such as stock options and restricted stock unit awards (RSUs) are a vital part of our overall compensation program; albeit to date, we have not granted RSUs to executive management. Our compensation philosophy reflects
2022 Proxy Statement	| 27

broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate’’ and “overhang,” to maximize stockholders’ value by granting the appropriate number of equity incentive awards deemed necessary to attract, reward, and retain employees and non-employee directors. The tables below show our responsible overhang and burn rate percentages, especially when compared to our industry peers.
The Size of Our Share Reserve Request Is Reasonable and Necessary for Near Term Strategic Planning
If the Amended 2018 Plan is approved by our stockholders, we expect to have approximately 12,100,000 shares available for grant after our Annual Meeting, which we anticipate being a pool of shares sufficient for grants into 2024, and necessary to provide a predictable amount of equity for attracting, retaining, and motivating employees in the near term. The size of our request is also reasonable in light of the equity granted to our employees and directors over the past year.
Important Aspects of Our Amended 2018 Plan Designed to Protect Our Stockholders’ Interests
The 2018 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices, and these provisions remain unchanged in the Amended 2018 Plan. Highlights of our Amended 2018 Plan include:
•	No single trigger accelerated vesting upon change in control. The Amended 2018 Plan does not provide for any automatic mandatory vesting of awards upon a change in control.
•
No liberal share counting or recycling of appreciation awards. The following shares will not become available again for issuance under the Amended 2018 Plan: (i) shares underlying stock options or stock appreciation rights that are reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of a stock award; (ii) shares underlying stock options or stock appreciation rights that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock award; and (iii) any shares repurchased by us on the open market with the proceeds of the exercise or purchase price of a stock option or a stock appreciation right.
•
Fungible share counting. The Amended 2018 Plan contains a “fungible share counting” structure, whereby the number of shares of our common stock available for issuance under the Amended 2018 Plan will be reduced by (i) one share for each share issued pursuant to a stock option or stock appreciation right with an exercise price that is at least 100% of the fair market value of our common stock on the date of grant (an “Appreciation Award”) granted under the Amended 2018 Plan, and (ii) 1.44 shares for each share issued pursuant to a stock award that is not an Appreciation Award (a “Full Value Award”). As part of such fungible share counting structure, the number of shares of our common stock available for issuance under the Amended 2018 Plan will be increased by (i) one share for each share that becomes available again for issuance under the terms of the Amended 2018 Plan subject to an Appreciation Award, and (ii) 1.44 shares for each share that becomes available again for issuance under the terms of the Amended 2018 Plan subject to a Full Value Award.

•
Awards subject to forfeiture/clawback. Awards granted under the Amended 2018 Plan will be subject to recoupment in accordance with the Clawback Policy, described below under the section titled “Description of the Amended 2018 Plan”. In addition, we may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

•
Repricing is not allowed. The Amended 2018 Plan prohibits the repricing of outstanding stock options and stock appreciation rights and the cancellation of any outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards under the Amended 2018 Plan without prior stockholder approval.

•
Stockholder approval is required for additional shares. The Amended 2018 Plan does not contain an annual “evergreen” provision. The Amended 2018 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares, allowing our stockholders to have direct input on our equity compensation programs.

•	No liberal change in control definition. The change in control definition in the Amended 2018 Plan is not a “liberal” definition. A change in
28 |	2022 Proxy Statement

control transaction must actually occur in order for the change in control provisions in the Amended 2018 Plan to be triggered.
•
No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the Amended 2018 Plan must have an exercise or strike price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•
Administration by independent committee. The Amended 2018 Plan will be administered by the members of our Compensation Committee, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent” within the meaning of the NASDAQ listing standards.

•	Material amendments require stockholder approval. Consistent with Nasdaq rules, the Amended 2018 Plan requires stockholder approval of any material revisions to the Amended 2018 Plan.
•	Limitation on non-employee director compensation. The Amended 2018 Plan contains provisions that limit the maximum value of all compensation granted or paid, as applicable, to any non-employee director (subject to exceptions under extraordinary circumstances, where the non-employee director receiving any compensation in excess of such limit may not participate in the decision to award such compensation).
•
Restrictions on dividends. The Amended 2018 Plan provides that (i) no dividends or dividend equivalents may be paid with respect to any shares of our common stock subject to an award before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.

Overhang
The following table provides certain additional information regarding our equity incentive program.
As of March 21, 2022
Total number of shares of common stock subject to outstanding stock options	32,770,801
Weighted-average exercise price of outstanding stock options	$2.92
Weighted-average remaining term of outstanding stock options	6.61 years
Total number of shares of common stock subject to outstanding full value awards	1,208,682
Total number of shares of common stock available for grant under the 2018 Plan	7,064,684
Total number of shares of common stock available for grant under other equity incentive plans (the Rigel Pharmaceuticals, Inc. Inducement Plan)	—
As of the Record Date
Total number of shares of common stock outstanding	171,988,563
Per-share closing price of common stock as reported on The Nasdaq Global Select Market	$3.23
Burn Rate
The following table provides detailed information regarding the activity related to our equity incentive plans for fiscal year 2021.
Fiscal Year 2021
Total number of shares of common stock subject to stock options granted	6,997,981
Total number of shares of common stock subject to full value awards granted	233,750
Weighted-average number of shares of common stock outstanding	170,491,194
Burn Rate	4.24%
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Description of the Amended 2018 Plan
The material features of the Amended 2018 Plan are described below. The following description of the Amended 2018 Plan is a summary only and is qualified in its entirety by reference to the complete text of the
Amended 2018 Plan. Stockholders are urged to read the actual text of the Amended 2018 Plan in its entirety, which is attached to this proxy statement as Appendix A.
Purpose
The Amended 2018 Plan is designed to secure and retain the services of our employees, directors and consultants, provide incentives for our employees, directors and consultants to exert maximum efforts for the success of our company and our affiliates, and provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock.
Types of Awards
The terms of the Amended 2018 Plan provide for the
grant of incentive stock options, non-statutory stock
options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and other stock awards.
Shares Available for Awards
Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Amended 2018 Plan, or the Share Reserve, will not exceed (A) 27,657,133, which is the sum of (i) 10,032,133 shares subject to the Prior Plans’ Available Reserve (as defined below) (ii) 5,000,000 shares originally added to the Share Reserve in connection with the Company’s adoption of the 2018 Plan, (iii) 4,000,000 shares added to the 2018 Plan and approved by our stockholders in 2019, (iv) 2,800,000 shares added to the 2018 Plan and approved by our stockholders in 2020, (v) 825,000 shares added to the 2018 Plan and approved by our stockholders in 2021, and (vi) 5,000,000 shares that are subject to approval by our stockholders under this Proposal No. 2, and (B) any Prior Plans’ Returning Shares (as defined below), as such shares become available from time to time.
The “Prior Plans’ Available Reserve” refers to the unallocated shares that, as of the effective date of the 2018 Plan, remained available for grant under the Rigel Pharmaceuticals, Inc. 2011 Equity Incentive Plan, the Rigel Pharmaceuticals, Inc. 2000 Equity Incentive Plan, as amended and restated, and the Rigel Pharmaceuticals, Inc. 2000 Non-Employee Directors’ Stock Option Plan (collectively, the “Prior Plans”).
The “Prior Plans’ Returning Shares” are shares subject to outstanding stock awards granted under the Prior Plans that, from and after the effective date of the Amended 2018 Plan, (i) expire or terminate for any reason prior to exercise or settlement, (ii) are forfeited, cancelled or otherwise returned to us because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) other than with respect to outstanding stock options and stock appreciation rights granted under the Prior Plans with an exercise or strike price of at least 100% of the fair market value of the underlying common stock on the date of grant (“Prior Plans’ Appreciation Awards”), are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock award.
The number of shares of our common stock available for issuance under the Amended 2018 Plan will be reduced by (i) one share for each share of common stock issued pursuant to a stock option or stock appreciation right with an exercise or strike price of at least 100% of the fair market value of the underlying common stock on the date of grant, and (ii) 1.44 shares for each share of common stock issued pursuant to a Full Value Award.
If (i) any shares of common stock subject to a stock award are not issued because the stock award expires or otherwise terminates without all of the shares covered by the stock award having been issued or is settled in cash, (ii) any shares of common stock issued pursuant to a stock award are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) with respect to a Full Value Award, any shares of common stock are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with the award, then such shares will again become available for issuance under the Amended 2018 Plan (collectively, the “2018 Plan Returning Shares”). For each 2018 Plan Returning
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Share subject to a Full Value Award, the number of shares of common stock available for issuance under the Amended 2018 Plan will increase by 1.44 shares.
Any shares of common stock reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of a stock award will no longer be available for issuance under the Amended 2018 Plan, including any shares subject to a stock award that are not delivered to a participant because the stock award is exercised through a reduction of shares subject to the stock award. In addition, any shares reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock option or stock appreciation right granted under the Amended 2018 Plan or a Prior Plans’ Appreciation Award, or any shares repurchased by us on the open market with the proceeds of the exercise or strike price of a stock option or stock appreciation right granted under the Amended 2018 Plan or a Prior Plans’ Appreciation Award will no longer be available for issuance under the Amended 2018 Plan.
Eligibility
All of our (including our affiliates’) approximately 165 employees, nine non-employee directors and approximately 50 consultants as of March 21, 2022 are eligible to participate in the Amended 2018 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the Amended 2018 Plan only to our employees (including officers) and employees of our affiliates.
Non-Employee Director Compensation Limit
The Amended 2018 Plan provides that the maximum value of all compensation granted or paid, as applicable, to any non-employee director per year shall not exceed (i) $1,000,000 in total value or (ii) $1,500,000 in total value in the event such non-employee director is first appointed or elected to the Board during such year (subject to exceptions under extraordinary circumstances, where the non-employee director receiving any compensation in excess of such limit may not participate in the decision to award such compensation). Additional information on non-employee director compensation is included below in the section titled “Director Compensation.”
Administration
The Amended 2018 Plan will be administered by our Board, which may in turn delegate authority to administer the Amended 2018 Plan to a committee. Our Board has delegated concurrent authority to administer the Amended 2018 Plan to our Compensation Committee, but may, at any time, revest in itself some or all of the power delegated to our Compensation Committee. The Board and the Compensation Committee are each considered to be a Plan Administrator for purposes of this Proposal No. 2. Subject to the terms of the Amended 2018 Plan, the Plan Administrator, may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the Amended 2018 Plan, including the period of their exercisability and vesting.
The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise or strike price of stock options and stock appreciation rights granted under the Amended 2018 Plan.
The Plan Administrator may also delegate to one or more officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares of our common stock subject to such stock awards. Under any such delegation, the Plan Administrator will specify the total number of shares of our common stock that may be subject to the stock awards granted by such officer. The officer may not grant a stock award to himself or herself.
Repricing; Cancellation and Re-Grant of Stock Awards
Under the Amended 2018 Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders. Such approval must be obtained within 12 months prior to such an event.
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Stock Options
Stock options may be granted under the Amended 2018 Plan pursuant to stock option agreements. The Amended 2018 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and non-statutory stock options, or NSOs.
The exercise price of a stock option granted under the Amended 2018 Plan may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.
The term of stock options granted under the Amended 2018 Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal No. 2 as “continuous service”) terminates (other than for cause and other than upon the participant’s death or disability), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability or for up to 18 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause (as defined in the Amended 2018 Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than for cause and other than upon the participant’s death or disability) would be prohibited by applicable securities laws or if the sale of any common stock received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.
Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the Amended 2018 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.
Stock options granted under the Amended 2018 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the Amended 2018 Plan may be subject to different vesting schedules as the Plan Administrator may determine.
The Plan Administrator may impose limitations on the transferability of stock options granted under the Amended 2018 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the Amended 2018 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order or an official marital settlement agreement. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. In addition, subject to approval by the Plan Administrator, a participant may designate a beneficiary who may exercise the stock option following the participant’s death.
Limitations on Incentive Stock Options
The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock
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possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:
•	the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant and
•	the term of the ISO must not exceed five years from the date of grant.
Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the Amended 2018 Plan is 39,070,403 shares.
Stock Appreciation Rights
Stock appreciation rights may be granted under the Amended 2018 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of the common stock subject to the stock appreciation right on the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the Amended 2018 Plan.
Restricted Stock Awards
Restricted stock awards may be granted under the Amended 2018 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us or any of our affiliates, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. A restricted stock award agreement may provide that any dividends paid on restricted stock will be subject to the same vesting conditions as apply to the shares subject to the restricted stock award. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.
Restricted Stock Unit Awards
Restricted stock unit awards may be granted under the Amended 2018 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award, provided that any additional shares credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying restricted stock unit award. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us or one of our affiliates, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.
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Performance Awards
The Amended 2018 Plan allows us to grant performance stock awards.
A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the attainment of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator in its discretion. In addition, to the extent permitted by applicable law and the performance stock award agreement, the Plan Administrator may determine that cash may be used in payment of performance stock awards.
Performance goals under the Amended 2018 Plan will be based on any one or more of the following performance criteria: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) net earnings; (v) total stockholder return; (vi) return on equity; (vii) return on assets, investment, or capital employed; (viii) operating margin; (ix) gross margin; (x) operating income; (xi) net income (before or after taxes); (xii) net operating income; (xiii) net operating income after tax; (xiv) pre- and after-tax income; (xv) pre-tax profit; (xvi) operating cash flow; (xvii) sales or revenue targets; (xviii) increases in revenue or product revenue; (xix) expenses and cost reduction goals; (xx) improvement in or attainment of expense levels; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) customer satisfaction; (xxx) total stockholder return; (xxxi) stockholders’ equity; and (xxxii) other measures of performance selected by the Plan Administrator.
Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Plan Administrator is authorized to make appropriate adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (v) to exclude the effects to any statutory adjustments to corporate tax rates; and (vi) to make other appropriate adjustments selected by the Plan Administrator.
In addition, the Plan Administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.
Other Stock Awards
Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other stock awards under the Amended 2018 Plan. Subject to the terms of the Amended 2018 Plan, the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other stock awards.
Clawback Policy
In January 2019, the Compensation Committee adopted, and then the Board of Directors ratified, the Incentive Compensation Recoupment Policy (“Clawback Policy”). Under this policy, cash or equity awards granted under the Amended 2018 Plan will be subject to recoupment. The Clawback Policy complies with the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank
Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement as the Plan Administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon the occurrence of cause.
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Changes to Capital Structure
In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the Amended 2018 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and maximum number of securities to be granted as initial or annual grants to non-employee members of our Board of Directors pursuant to the Amended 2018 Plan and (iv) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.
Corporate Transaction
The following applies to stock awards under the Amended 2018 Plan in the event of a corporate transaction (as defined in the Amended 2018 Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or in any director compensation policy or unless otherwise expressly provided by the Plan Administrator at the time of grant.
In the event of a corporate transaction, any stock awards outstanding under the Amended 2018 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction (“Current Participants”), the vesting (and exercisability, if applicable) of such time-based stock awards will be accelerated in full (and the vesting of any performance-based stock awards shall be deemed satisfied at the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction), and (ii) any such stock awards that are held by persons other than Current Participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.
In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the Plan Administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the value of the property the participant would have received upon exercise of such stock award immediately prior to the effective time of the corporate transaction (after application of the vesting acceleration described above) over (ii) any exercise price payable in connection with such exercise.
For purposes of the Amended 2018 Plan, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale, lease or other disposition of all or substantially all of our assets; (ii) a sale or other disposition of at least 90% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a reverse merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to the transaction are converted or exchanged into other property by virtue of the transaction.
Change in Control
Under the Amended 2018 Plan, a stock award will not be subject to additional acceleration of vesting and exercisability in connection with a change in control (as defined in the Amended 2018 Plan and described below), unless otherwise provided in the participant’s stock award agreement or as otherwise may be provided in any other written agreement with us or one of our affiliates. Notwithstanding the preceding, upon a change in control, all stock awards held by each director who is not an employee and whose continuous service has not terminated immediately prior to the change in control shall become fully vested and exercisable immediately prior to the effectiveness of such change in control.
For purposes of the Amended 2018 Plan, a change in control generally will be deemed to occur in the event of: (i) the acquisition of beneficial ownership of 50% or more of the combined voting power of our then outstanding securities; (ii) the individuals who, as of the effective date
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of the Amended 2018 Plan, are members of the Board, or the incumbent board, cease to constitute at least a majority of the Board, unless the election or nomination of any new director was approved by a vote of at least a majority of the incumbent board; (iii) the closing of (1) a merger or consolidation if our stockholders immediately prior thereto do not own, directly or indirectly, more than 50% of the combined outstanding voting power of the corporation resulting from such transaction in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; or (2) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all the assets of the Company.
The acceleration of vesting of an award in the event of a corporate transaction or a change in control event under the Amended 2018 Plan may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of us.
Plan Amendments and Termination
The Plan Administrator will have the authority to amend or terminate the Amended 2018 Plan at any time. However, except as otherwise provided in the Amended 2018 Plan or an award agreement, no amendment or termination of the Amended 2018 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent. We will obtain stockholder approval of any amendment to the Amended 2018 Plan as required by applicable law and listing requirements. No incentive stock options may be granted under the Amended 2018 Plan after the tenth anniversary of the date the Amended 2018 Plan was adopted by our Board.
U.S. Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended 2018 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the Amended 2018 Plan. The Amended 2018 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to his or her fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
Incentive Stock Options
The Amended 2018 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.
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If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed a tax deduction with respect to the grant or exercise of an ISO, or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income, or we timely satisfy our reporting requirements with respect to that amount.
Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.
Restricted Stock Unit Awards
Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares
2022 Proxy Statement	| 37

acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.
Stock Appreciation Rights
Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
New Plan Benefits
	Amended 2018 Plan
Name and position	Dollar value	Number of shares
Raul R. Rodriguez President and Chief Executive Officer	(1)	(1)
Dean L. Schorno Executive Vice President and Chief Financial Officer	(1)	(1)
Dolly A. Vance Executive Vice President, Corporate Affairs, General Counsel and Corporate Secretary	(1)	(1)
Wolfgang Dummer, M.D., Ph.D. Executive Vice President and Chief Medical Officer	(1)	(1)
David Santos Executive Vice President and Chief Commercial Officer	(1)	(1)
All current executive officers as a group	(1)	(1)
All current directors who are not executive officers as a group	(2)	(2)
All employees, including all current officers who are not executive officers, as a group	(1)	(1)
(1)
Awards granted under the Amended 2018 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2018 Plan, and our Board and our Compensation Committee have not granted any awards under the Amended 2018 Plan subject to stockholder approval of this Proposal No. 2. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the Amended 2018 Plan, as well as the benefits or amounts which would have been received by or allocated to our executive officers and other employees for fiscal year 2018 if the Amended 2018 Plan had been in effect, are not determinable.

(2)
In 2021, each of our non-employee directors received stock option grants under our Amended 2018 Plan. Options granted to the non-employee directors are not intended to qualify as incentive stock options under the Code. Option grants to the non-employee directors in 2021 were non-discretionary. The exercise price of options granted to non-employee directors under the Amended 2018 Plan is 100% of the fair market value of our common stock on the date of the option grant, which is equal to the closing price of our stock on the grant date. The Board administers the Amended 2018 Plan such that (a) initial option grants to non-employee directors vest in equal monthly installments over the shorter of three years from the date of grant or the period beginning on the date the director is appointed to the Board and ending on the date of the Annual Meeting at which the director is first considered for election by the stockholders, provided that the non-employee director continues to provide services to us and (b) annual option grants to non-employee directors vest in equal monthly installments over one year from the date of grant. The term of options granted to non-employee directors under the Amended 2018 Plan is 10 years. In the event of a merger of Rigel with or into another corporation or a consolidation, acquisition of assets or other change of control transaction involving us,

38 |	2022 Proxy Statement

each option will either continue in effect, if we are the surviving entity, or, if neither assumed nor substituted, will accelerate and the option will terminate if not exercised prior to the consummation of the transaction. In March and November 2021, the Compensation Committee adopted, and the Board ratified, a Non-Employee Directors Compensation Policy which consolidated the Company’s cash compensation policy and the director grants provided through the Amended 2018 Plan into a single policy, as well as updated the annual equity grants to increase the overall value of such grants. The specific changes in the Non-Employee Directors Compensation Policy from either the previous cash compensation policy or equity grants provided through the Amended 2018 Plan are as follows: (i) Initial Grants are awarded as options, rather than RSUs, (ii) the Initial Grant amounts are increased from 80,000 shares to 120,000 shares;(iii) for the Annual Grants, there can be no election between all options or all RSUs, and (iv) for the Annual Grants, rather than granting an option to purchase 55,000 shares of common stock, each continuing non-employee director is automatically granted an option to purchase thirty thousand (30,000) shares of common stock and twenty-five thousand (25,000) RSUs. In each case the grants are subject to the director’s continuing service on our Board of Directors. Beginning in 2021, each non-employee director who continues to serve as a non-employee director will automatically receive, on the day following each annual meeting, an annual grant as described in this paragraph, as well as the cash compensation as provided in 2021 and described above.
Plan Benefits
The following table shows, for each of the individuals and the various groups indicated, the number of shares of our common stock underlying awards that have been granted (even if not currently outstanding) under the 2018 Plan since its approval by our stockholders in 2018 and through March 21, 2022.
Name and principal position	Number of awards granted (#)
Raul R. Rodriguez President and Chief Executive Officer	4,550,000
Dean L. Schorno Executive Vice President and Chief Financial Officer	1,535,000
Dolly A. Vance Executive Vice President, Corporate Affairs, General Counsel and Corporate Secretary	1,125,000
Wolfgang Dummer, M.D., Ph.D. Executive Vice President and Chief Medical Officer	1,015,000
David Santos Executive Vice President and Chief Commercial Officer	525,000
All current executive officers as a group (5 persons)	8,750,000
All current non-executive directors as a group (9 persons)	1,637,500
The two nominees standing for re-election as directors:
Kamil Ali-Jackson	120,000
Jane Wasman	203,750
Each associate of any director, executive officer or nominee (0 persons)	—
Each other person who received or is to receive 5% of awards (0 persons)	—
All employees, including all current non-executive officers, as a group (294 persons)	27,810,255
Stockholders are requested in this Proposal No. 2 to approve the amendment to our Amended 2018 Plan described above. The affirmative vote of the holders of a majority of the shares present online or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the amendment to our Amended 2018 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. The Amended 2018 Plan will not go into effect if our stockholders do not vote “FOR” the approval of the amendment to the 2018 Plan. A copy of the Amended 2018 Plan is appended to this proxy statement as Appendix A.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.
2022 Proxy Statement	| 39

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
At the 2017 Annual Meeting, our stockholders indicated their preference that the Company solicit a non- binding advisory vote on the compensation of the named executive officers, commonly referred to as a “say- on-pay vote,” every year. The Board has adopted a policy that is consistent with that preference. In accordance with that policy, this year, the Board is again asking the stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis section, the compensation tables and the related narrative disclosure contained in this proxy statement.
As discussed in the Compensation Discussion and Analysis section of this proxy statement, we believe that our compensation policies and decisions are designed to motivate our management team to create long-term value for our stockholders by achieving strategic business objectives while effectively managing the risks and challenges inherent in a clinical stage biotechnology company. Further, we believe that our long-term success depends in large measure on the talents of our employees. Our compensation system plays a significant role in our ability to attract, retain and motivate the highest quality workforce and experienced executives to lead us successfully in a competitive environment. We believe that our current executive compensation program directly links executive compensation to performance, aligning the interests of our executive officers with those of our stockholders. We encourage you to review carefully the “Compensation Discussion and Analysis” beginning on page 47 of this proxy statement and the tabular and other disclosures on executive compensation beginning on page 47 of this proxy statement.
Accordingly, our Board is asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “For” the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”
Because the vote is advisory, it is not binding on the Board or us. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
Advisory approval of this proposal requires the vote of the holders of a majority of the shares present online or represented by proxy and entitled to vote at the annual meeting. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.
40 |	2022 Proxy Statement

PROPOSAL 4
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has selected Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company’s financial statements since 1998. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Company’s Bylaws nor other governing documents or applicable law require stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
The affirmative vote of the holders of a majority of the shares present online or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES
In connection with the audit of the 2021 financial statements, the Company entered into an engagement agreement with Ernst & Young LLP that sets forth the terms by which Ernst & Young LLP will perform audit and interim review services for the Company, which engagement agreement is subject to alternative dispute resolution procedures.
The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2021 and December 31, 2020 by Ernst & Young LLP, the Company’s independent registered public accounting firm (in thousands).
	Fiscal Year Ended
Name and position	2021	2020
Audit fees	$1,527	$1,319
Audit-related fees	—	—
Tax fees	—	—
All other fees	2	2
Total fees	$1,528	$1,321
“Audit fees” consist of fees billed for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements. Audit fees in 2021 included $184,500 in 2021, and in 2020 included $107,500 in fees associated with the set-up of our “at the market” public offering facility.
“Audit-related fees” consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” No such fees were billed during either fiscal year 2021 or 2020.
“Tax fees” include fees for tax compliance, tax planning and tax advice. No tax fees were billed in 2021 or 2020.
“All other fees” consist of fees for products and services other than the services described above.
All fees described above were approved by the Audit Committee.
2022 Proxy Statement	| 41

PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee pre-approves all audit and permissible non-audit services rendered by our independent registered public accounting firm, Ernst & Young LLP. These services may include audit services, audit-related services, tax services and other services. Pre-approval may be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm, or on an individual, explicit case-by-case basis, before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.
THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.
42 |	2022 Proxy Statement

MANAGEMENT:
EXECUTIVE OFFICERS
Set forth below is the name, position and a brief summary of the business experience of each of our current executive officers, as well as his or her age as of April 5, 2022.
Name	Age	Position
Raul R. Rodriguez	61	President, Chief Executive Officer and Director
Dean L. Schorno	59	Executive Vice President and Chief Financial Officer
Dolly A. Vance	57	Executive Vice President, Corporate Affairs, General Counsel and Corporate Secretary
Wolfgang Dummer, M.D., Ph.D.	56	Executive Vice President and Chief Medical Officer
David A. Santos	59	Executive Vice President and Chief Commercial Officer
Raul R. Rodriguez’s biography is set forth under the heading “Proposal 1 — Election of Directors” above.
Dean L. Schorno was appointed as Executive Vice President and Chief Financial Officer (CFO) in May 2018. Mr. Schorno joined Rigel from 23andMe, Inc., the leading consumer genetics and research company, where he had been CFO since 2015. Before joining 23andMe, Mr. Schorno was CFO of Adaptive Biotechnologies (Seattle, WA) and Genomic Health (Redwood City, CA). During this time, he led financial operations through periods of significant business and commercial growth which included significant financing and commercial transaction activity. Mr. Schorno began his career in finance at an international accounting firm in San Francisco, CA before starting his own consultancy in 1991. A certified public accountant, Mr. Schorno is a graduate of the University of California, Berkeley (BS, Business Administration) and Golden Gate University (MS, Taxation).
Dolly A. Vance has served as our Executive Vice President, Corporate Affairs, and General Counsel since May 2010. She joined Rigel in September 2000 as Rigel’s first in-house counsel. In her tenure she has provided legal advice to Rigel regarding its IPO, various capital raises, collaboration agreements, patent portfolio, launch of its first commercial product, compliance program, and various ligation and regulatory matters. From 1997 until September 2000, she was a partner at the law firm of Flehr Hohbach Test Albritton & Herbert LLP (now Dorsey & Whitney LLP). Prior to law school she worked in various research laboratories, including the laboratory of Norman Davidson at California Institute of Technology. She holds a bachelor’s degree from University of California, San Diego and a J.D. from Boston University School of Law.
Wolfgang Dummer, M.D., Ph.D. was appointed Executive Vice President and Chief Medical Officer in November 2019. Dr. Dummer joined Rigel from Aridis, where he held the role of EVP and Chief Medical Officer, responsible for leading all aspects of drug development in various stages in the field of antimicrobial immunotherapy. Prior to joining Aridis, Dr. Dummer served as Vice President of Clinical Development at BioMarin Pharmaceutical Inc., a biopharmaceutical company focused on developing and commercializing innovative therapies for people with serious and life-threatening rare disorders. During his time at BioMarin, Dr. Dummer led his team to build a deep rare disease pipeline with up to seven molecules in more than 20 clinical trials. Before his work at BioMarin, Dr. Dummer served for 11 years in capacities of increasing importance in Clinical Research and Development at Genentech, Inc. (now part of Roche). Dr. Dummer oversaw numerous programs at Genentech including Rituximab and Ocrelizumab. He has gained deep knowledge of immunology during a research fellowship at The Scripps Research Institute in La Jolla. Dr. Dummer authored and co-authored more than 40 clinical and scientific publications in peer-reviewed journals. He is a board-certified clinical dermatologist and allergist/immunologist.
David A. Santos was appointed Executive Vice President and Chief Commercial Officer in August 2020. Mr. Santos joined Rigel from Jazz Pharmaceuticals, where he held the role of Hematology/Oncology Business Unit Head, responsible for leading U.S. commercialization of the oncology portfolio. During his tenure at Jazz, he successfully grew the business unit through three launches to eventually have four promoted products in the leukemia, transplant and lung cancer markets. Prior to joining Jazz, Mr. Santos served as Vice
2022 Proxy Statement	| 43

President of Sales and Marketing for Medivation (now Pfizer), responsible for commercializing Xtandi® for metastatic prostate cancer, and Vice President, Kinase Inhibitor Franchise for Onyx (now Amgen), responsible for leading sales and marketing efforts with Nexavar® and Stivarga®. Before his work at Onyx, Mr. Santos served for nearly 9 years in roles of increasing responsibility at Genentech, Inc., where he launched and held key commercial leadership roles on several successful brands, including Avastin®,
Herceptin® and Tarceva®. Mr. Santos also held marketing and sales roles at Lilly Oncology and Bristol-Myers Squibb, where he started his pharmaceutical sales career. He received his BS in chemistry from St. Louis University.
Our executive officers are appointed by our Board and serve until their successors are elected or appointed. There are no family relationships among any of our directors or executive officers.
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
As of January 31, 2022, stock options and RSUs covering an aggregate of 34,617,209 shares of common stock were outstanding under the 2018 Plan and the Inducement Plan (32,317,709 under the 2018 Plan, and 2,299,500 under the Inducement Plan) and 6,835,542 shares of common stock (plus any shares that might in the future be returned to the 2018 Plan, and the Inducement Plan as a result of the repurchase of shares or the cancellation or expiration of options) remained available for future grant under the 2018 Plan, and the Inducement Plan (6,835,542 shares under the 2018 Plan, and 0 shares under the Inducement Plan). The weighted average exercise price of all options outstanding as of January 31, 2022 was approximately $2.92 ($2.91 for shares under the 2018 Plan, and $3.06 for shares under the
Inducement Plan), and the weighted average remaining term of such options was approximately 6.7 years (6.58 years under the 2018 Plan, and 7.73 years under the Inducement Plan). Except as set forth above, as of January 31, 2022, there were no shares of common stock that were subject to issuance upon the exercise of outstanding non-compensatory warrants and no other shares were subject to issuance upon the conversion of any convertible securities. A total of 171,988,563 shares of common stock were outstanding as of the Record Date.
The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2021.
EQUITY COMPENSATION PLAN INFORMATION
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	28,545,415	$3.12	15,299,796(1)
Equity compensation plans not approved by security holders	1,689,500	$3.21	—(2)
Total	30,234,915	$3.13	15,299,796(1)
(1)	Includes 4,584,484 shares of common stock authorized for future issuance under the Amended 2000 ESPP.
(2)	Represents shares of stock authorized for future issuance under the Inducement Plan.
44 |	2022 Proxy Statement

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of the Company’s common stock as of January 31, 2022 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock. Unless otherwise indicated, the address for each beneficial owner listed below is: c/o Rigel Pharmaceuticals, Inc., 1180 Veterans Boulevard, South San Francisco, CA 94080.
	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
Five percent stockholders
Entities Affiliated with FMR LLC(2) 245 Summer Street Boston, MA 02109	24,571,593	14.37%
Entities Affiliated with BlackRock, Inc.(3) 55 East 52nd Street New York, NY 10055	16,551,984	9.70%
The Vanguard Group(4) 100 Vanguard Boulevard Malvern, PA 19355	9,028,114	5.28%
Entities Affiliated with State Street Corporation(5) State Street Financial Center One Lincoln Street Boston, MA 02111	8,565,810	5.01%
Directors and named executive officers
Bradford S. Goodwin(6)	390,000	*
Walter H. Moos, Ph.D.(7)	382,222	*
Gary A. Lyons(8)	380,000	*
Keith A. Katkin(9)	360,000	*
Brian L. Kotzin(10)	280,000	*
Gregg A. Lapointe(11)	270,000	*
Jane Wasman(12)	198,750	*
Alison Hannah(13)	66,250	*
Kamil Ali-Jackson(14)	39,583	*
Raul R. Rodriguez(15)	5,896,463	3.33%
Dean L. Schorno(16)	874,115	*
Dolly A. Vance(17)	2,090,728	1.20%
Wolfgang Dummer, M.D., Ph.D.(18)	286,805	*
David A. Santos(19)	208,176	*
All executive officers and directors as a group (14 persons)(20)	11,723,092	6.43%
*	Less than one percent.
(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 171,633,600 shares of the common stock of the Company outstanding on January 31, 2022, adjusted as required by rules.

2022 Proxy Statement	| 45

(2)
FMR LLC is a parent holding company and is the beneficial owner of 24,571,593 shares with sole voting power with respect to 10,568,029 shares and sole dispositive power with respect to 24,571,593 shares. Fidelity Growth Company Fund is the beneficial owner of 9,304,574 shares of the common stock outstanding and has sole voting power with respect to 9,304,574 shares. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company LLC (“FMR Co. LLC”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co. LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees.

(3)	BlackRock, Inc. possesses sole voting power over 15,709,715 shares and sole dispositive power over 16,551,984 shares.
(4)	The Vanguard Group possesses sole voting power over 0 shares, share voting power over 323,654 shares, sole dispositive power over 8,579,960 shares and shared dispositive power over 448,154 shares.
(5)
The entities affiliated with State Street Corporation possess sole voting power over 0 shares, shared voting power over 8,179,770 shares, sole dispositive power over 0 shares and shared dispositive power over 8,565,810 shares.

(6)	Includes 355,000 shares subject to stock options that are exercisable within 60 days.
(7)	Includes 355,000 shares subject to stock options that are exercisable within 60 days.
(8)	Includes 355,000 shares subject to stock options that are exercisable within 60 days.
(9)	Includes 335,000 shares subject to stock options that are exercisable within 60 days.
(10)	Includes 255,000 shares subject to stock options that are exercisable within 60 days.
(11)	Includes 245,000 shares subject to stock options that are exercisable within 60 days.
(12)	Includes 173,750 shares subject to stock options that are exercisable within 60 days.
(13)	Includes 60,000 shares subject to stock options that are exercisable within 60 days.
(14)	Includes 39,583 shares subject to stock options that are exercisable within 60 days.
(15)	Includes 5,504,687 shares subject to stock options that are exercisable within 60 days.
(16)	Includes 745,207 shares subject to stock options that are exercisable within 60 days.
(17)	Includes 2,030,468 shares subject to stock options that are exercisable within 60 days.
(18)	Includes 218,957 shares subject to stock options that are exercisable within 60 days.
(19)	Includes 148,176 shares subject to stock options that are exercisable within 60 days.
(20)	Includes shares owned by and granted to executive officers and directors, of which 10,820,828 shares are subject to stock options that are exercisable within 60 days, as described in the notes above.
46 |	2022 Proxy Statement

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
This section explains our executive compensation program and philosophy, our compensation-setting process, our executive compensation program components, and the decisions made in 2021 with respect to the compensation of each of the following executive officers, who are referred to in this Compensation Discussion and Analysis and in the subsequent tables as our “Named Executive Officers”:

Raul R. Rodriguez President and Chief Executive Officer	Dean L. Schorno Executive Vice President and Chief Financial Officer	Dolly A. Vance Executive Vice President, Corporate Affairs, General Counsel and Corporate Secretary	Wolfgang Dummer M.D., Ph.D. Executive Vice President and Chief Medical Officer	David A. Santos Executive Vice President and Chief Commercial Officer
2021 Business Highlights
From a business perspective, 2021 was a productive year for Rigel, both clinically and commercially. Since the beginning of 2021, our strategic, clinical, and commercial efforts yielded the following significant events:
•	In January 2021, we announced the FDA’s award of Fast Track designation to TAVALISSE for wAIHA.
•	Also in January, we announced the launch of our FOCUS trial, a Phase 3 clinical trial to evaluate fostamatinib for the treatment of hospitalized COVID-19 patients.
•
Also in January, we announced that we had been awarded $16.5 million by the U.S. Department of Defense (DOD) Joint Program Executive Office for Chemical, Biological, Radiological, and Nuclear Defense (JPEO-CBRND) to support our ongoing Phase 3 clinical trial to evaluate the safety and efficacy of fostamatinib in hospitalized COVID-19 patients.

•
In February 2021, we announced, with Eli Lilly and Company, a global exclusive license agreement and strategic collaboration to co-develop and commercialize our R552, a receptor-interacting serine/threonine-protein kinase 1 (RIPK1) inhibitor, including an upfront cash payment of $125 million, and up to $835 million in potential development, regulatory, and commercial milestone payments, as well as tiered royalties.

•
In April 2021, we announced positive topline results from a multi-center, Phase 2 clinical trial sponsored by National Heart, Lung, and Blood Institute (NHLBI), part of the National Institutes of Health (NIH), in collaboration with Inova Health System to evaluate the safety of fostamatinib, our oral spleen tyrosine kinase (SYK) inhibitor, for the treatment of hospitalized patients with COVID-19.

•	In May 2021, we announced the appointment of Alison L. Hannah, M.D. to our Board of Directors.
•	In September 2021, we announced that Grifols S.A., our collaborative partner in Europe, launched TAVLESSE in France, Italy, and Spain.
•	In November 2021, we announced completion of enrollment of our FORWARD trial, a Phase 3 pivotal trial of TAVALISSE in patients with wAIHA.
•	In December 2021, we announced the appointment of Kamil Ali-Jackson, Esq. to our Board of Directors.
•	In January 2022, we announced plans to advance R289, a potent and selective IRAK1/4 inhibitor, into an open-label Phase 1b clinical trial in patients with low-risk myelodysplastic syndrome (MDS).
2022 Proxy Statement	| 47

Overview of Executive Compensation Program and Objectives
Our executive officer compensation program is grounded in a pay-for-performance philosophy and is intended to meet three principal objectives:
•	Attract and retain key executive leaders with proven track records in their areas of expertise;
•	Motivate our management team to create long-term value for our stockholders by tying a material portion of executive compensation to company performance goals (including goals relating to the achievement of strategic business objectives, product development, financial performance, and cash position); and
•	Effectively manage the risks and challenges inherent in a commercial stage biotechnology company.
Based on this philosophy, our performance-driven compensation program consists of three principal pay elements as outlined in the table below:

Pay Elements			
	Base Salary	Annual Cash Incentive Awards	Equity Awards
Who Receives	All Named Executive Officers →		
When Granted	Annually →		
Form of Delivery	Cash →		Stock options
Type of Performance	Short-term emphasis →		Long-term emphasis
Performance Period	1 year →		4-year time-vesting, in addition to performance-based vesting goals
How Payout Determined	Compensation Committee determination	Based upon established corporate objectives, as well as certain other quantitative and qualitative factors considered by the Compensation Committee in its discretion	Based upon stock price appreciation between grant and exercise, as well as attainment of corporate performance goals
2021 Performance Measures	Individual	Financial and operational performance goals; individual performance	Performance goals relating to net sales, regulatory approvals, and progress of certain clinical trials

48 |	2022 Proxy Statement

Our Compensation Committee has determined that these three principal components, with a substantial portion of total compensation allocated to “at-risk” performance-based incentives through the use of annual and long-term incentive compensation, best align the interests of our executive officers with those of our stockholders. As illustrated in the chart below, for 2021, approximately 81% of the target compensation of our President and Chief Executive Officer was variable and is realized only if the applicable performance goals are met and our stock price increases:

Our Executive Compensation Practices
Our Compensation Committee reviews the Company’s executive compensation program on an annual basis to evaluate whether it supports the Company’s executive compensation philosophy and objectives and is aligned with stockholder interests. Our executive compensation practices include the following, each of which the Compensation Committee believes reinforces our executive compensation objectives:
Our Executive Compensation Practices
What We Do	What We Don’t Do
 ✔ Compensation Committee consists solely of
independent directors
 ✔ Significant portion of target annual compensation delivered in the form of variable compensation tied to Company performance
 ✔ Long-term objectives aligned with the creation of stockholder value
 ✔ Total target compensation aligned to competitive market and relevant peer group
 ✔ Use of independent compensation consultant reporting directly to the Compensation Committee and providing no other services to the Company
 ✔ Double-trigger vesting for equity awards in the event of a change in control
 ✔ Clawback policy
 ✔ Annual say-on-pay vote

✘ No material perquisites
 ✘ No excessive severance benefits
 ✘ No hedging or other forms of speculative transactions by employees or directors
 ✘ No dividends or dividend equivalents on unearned equity awards
 ✘ No change-in-control related tax gross-ups
 ✘ No service-based defined benefit pension plan
 ✘ No repricing of stock options without stockholder approval No granting of discounted stock options

2021 Say-on-Pay Vote
Our Compensation Committee values the opinions of our stockholders and considers the outcome of each non-binding advisory stockholder vote on the compensation program for our named executive officers, commonly referred to as a “say-on-pay” vote, when we make compensation decisions for the members of our executive team, including the Named Executive Officers.
Stockholder support for our recent say-on-pay votes has been consistently strong: over 97% in each year since 2018. As part of its review of the Company’s executive compensation program, the Compensation Committee considered the approval by approximately 98% of the votes cast for the Company’s say-on-pay vote at our 2021 annual meeting of stockholders. The Compensation Committee determined that the Company’s executive compensation philosophy and objectives and compensation elements continued to be appropriate and did not make any changes to the Company’s executive compensation program in response to the 2021 say-on-pay vote.
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What We Pay and Why
2021 Executive Compensation Decisions
Consistent with our executive compensation philosophy and program objectives, in determining the 2021 target compensation levels and mixture of compensation elements for each Named Executive Officer, the Compensation Committee and Mr. Rodriguez (other than with respect to his own compensation) considered, as applicable, Company performance, individual performance, position and level of responsibility, market demand and retention considerations, the competitive market as reflected in our peer group, and the Company’s financial, strategic, and operational goals. We believe that our 2021 executive compensation program was reasonable and consistent with our financial performance, the individual performance of each of our Named Executive Officers, and the overall achievement of the goals that we believe create and enhance stockholder value.
Base Salary
When establishing base salaries for executives, the Compensation Committee primarily considers the base salaries of similarly-situated executive officers in the Company’s peer group. In 2021, the Compensation Committee also considered a number of additional factors, including the executive’s experience, position, level of responsibility, level of unique skills, and market demand for similar individuals with such Named Executive Officer’s specific expertise and experience in the biotechnology industry, as well as the officer’s individual performance and contribution to corporate performance goals. The table below sets forth the 2020 and 2021 annual base salary levels for each of our Named Executive Officers, as well as the percentage increase from 2020 to 2021:
Named Executive Officer	2020 Base Salary	2021 Base Salary	% Increase
Raul R. Rodriguez	$662,256	$662,256	0%
Dean L. Schorno	$424,360	$437,091	3%
Dolly A. Vance	$524,890	$524,890	0%
Wolfgang Dummer, M.D., Ph.D.	$440,000	$454,080	3.2%
David A. Santos	$415,000	$425,375	2.5%
Short-Term Incentive Compensation
Each year, the Compensation Committee establishes an annual cash incentive plan, providing target bonus payouts based on a percentage of the applicable individual’s base salary. In 2021, we provided our Named Executive Officers with the opportunity to earn short-term incentive compensation under the 2021 Cash Incentive Plan (the “2021 Cash Plan”).
Under the 2021 Cash Plan, cash bonuses become payable based upon the achievement of corporate goals and a review of personal performance, with performance determinations made at the discretion of the Compensation Committee. For each participant in the 2021 Cash Plan, the corporate performance goals related to the Company’s financial and operational performance. The corporate goals established under the 2021 Cash Plan reflect the Company’s continued belief that executive compensation should be tied to goals related to net sales, clinical development, and regulatory approval with respect to current or potential product candidates, business development, our cash position, and our pipeline of potential product candidates, which goals are designed to support stockholder value creation, taking into account the volatile nature of the Company’s industry. The corporate goals reviewed by our Compensation Committee and subsequently approved by the Board under the 2021 Cash Plan were designed to be challenging, but attainable with strong management performance.
The 2021 Cash Plan provides the Compensation Committee and the Board with the discretion to adjust the actual bonus that an executive officer would be eligible to receive under the plan from a minimum of 0% to a maximum of 120% of the executive officer’s 2021 base salary. Pursuant to its discretionary authority, our Compensation Committee also considered other company and individual performance goals, current economic conditions, and exceptional and/or inadequate performance by each executive officer when evaluating whether and to what extent to award bonuses.
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Our Compensation Committee uses a threshold of “40% completion of aggregate corporate goals” to determine whether any bonuses should be received by the executive officers. Generally, in order to be eligible to receive the maximum bonus payout, the Company’s performance must not only exceed the targets established by our Compensation Committee, but the individual’s contribution to that achievement must also exceed the contribution expected of that individual in the course of performing their duties at the level expected of someone in that individual’s position. The table below sets forth each of the corporate goals established under the 2021 Cash Plan, as well as the weight given to each such goal and the percentage attainment of that goal as determined and approved by the Compensation Committee and subsequently ratified by the Board:
Corporate Goals	Target Weighting	Percent Attainment
Growth of TAVALISSE in ITP
Achieved net sales of TAVALISSE of $63M.	35%	15%
Expansion of other indications for fostamatinib
Completed enrollment of Phase 3 trial of fostamatinib in wAIHA. Continued enrollment of Phase 3 trial of fostamatinib in COVID-19.	30%	23%
Expansion of the Company’s clinical pipeline
Completed RIP1 CNS package. Completed Phase 1 of IRAK trial.	15%	20%
Expansion of partnerships and maintenance of a viable cash position for the Company as of 12/31/2021
Maintained operating expenses and cash balance within budget. Generated $86.2M revenue from collaborations and partnerships.	20%	17%
Total (as a % of Target Bonus)	100%	75%
The table below sets forth the target bonus opportunities for each of the Named Executive Officers (each expressed as a percentage of base salary and in dollars), as well as the actual bonus payment amount:
Named Executive Officer	Target Bonus (%)	Target Bonus ($)	Actual Payment ($)
Raul R. Rodriguez(1)	60%	$397,354	$298,015
Dean L. Schorno	50%	$218,545	$180,300
Dolly A. Vance(1)	50%	$262,445	$256,517
Wolfgang Dummer, M.D., Ph.D.	50%	$227,040	$183,902
David Santos	50%	$212,688	$169,087
(1)
In addition, in January 2021, the Compensation Committee approved one-time bonuses of $13,000 to each of Mr. Rodriguez and Ms. Vance in lieu of a merit increase to either officer’s base salary in 2021.

Long-Term Incentive Compensation
The Company provides long-term incentive compensation to its Named Executive Officers in the form of stock option awards, which awards are designed to align a component of our executive compensation program with the interests of our stockholders to create long-term value in the Company, as demonstrated through stock price performance. The 2021 equity awards were granted
under the Company’s 2018 Equity Incentive Plan, as amended from time to time (the “2018 Equity Plan”).
In 2021, the Compensation Committee determined the number of equity awards to be granted to each Named Executive Officer based upon each such executive’s individual contributions and past performance, vesting status of options already held by
2022 Proxy Statement	| 51

the executive, position with the Company, and comparison to the equity awards granted to the corresponding executives of our peer companies, as well as our performance during the preceding year. In January 2021, after consideration of these factors, the Compensation Committee approved the grant of stock options to each of the Named Executive Officers as set forth in the table below. Exercise prices for each stock option were set at the fair market value of the common stock on the date of grant.
For stock options granted to the Named Executive Officers in 2021, 50% of these stock options are subject to time-based vesting on a monthly basis over four years, while the remaining 50% of the stock options are subject to performance-based vesting criteria once applicable performance goals relating to net sales and progress of certain clinical trials, each equally weighted, have been satisfied. The performance goals for the performance-based options were designed to be challenging, yet attainable with strong management performance. In each case, vesting of any such stock options is subject to the executive’s continuous service to the Company or an affiliate thereof through the applicable vesting date.
Named Executive Officer	Time-Vested Options (#)	Performance-Vested Options (#)
Raul R. Rodriguez	525,000	525,000
Dean L. Schorno	112,500	112,500
Dolly A. Vance	125,000	125,000
Wolfgang Dummer, M.D., Ph.D.	125,000	125,000
David Santos	137,500	137,500
2021 Vesting of Performance Equity Grants
In January 2019 and in February 2020, each of Messrs. Rodriguez and Schorno and Ms. Vance received awards of stock options subject to performance-based vesting criteria relating to net sales of TAVALISSE and progress of clinical trials, which progress includes moving product candidates forward ourselves or with a partner. In addition, in August 2020, Dr. Dummer received awards of stock options subject to performance-based vesting criteria relating to clinical trial progress.
The performance metrics for the following number of performance-based stock options were deemed to have been achieved and became vested for each of the following Named Executive Officers during 2021:
Named Executive Officer(1)	Number of Performance-Based Options Vested in 2021
Raul R. Rodriguez	462,500
Dean L. Schorno	131,250
Dolly A. Vance	118,750
Wolfgang Dummer, M.D., Ph.D.	21,875(2)
(1)	Mr. Santos had no performance-based options vest in 2021.
(2)	The number of shares represents the vested portion of 75,000 shares in 2021.
Other Elements of Our 2021 Executive Compensation Program
Offer Letter Agreements. The Company has entered into offer letter agreements with each of Messrs. Dummer, Schorno, and Santos. These offer letters describe the basic terms of each executive’s employment, including each executive’s initial base salary, annual bonus target, initial long-term equity incentive grant, eligibility for severance, and standard Company benefits. The terms of the offer letters are described in further detail under “Employment Severance and Change of Control Agreements” below.
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Severance and Change of Control Benefits. Pursuant to the Rigel Pharmaceuticals, Inc. Executive Severance Plan (the “Severance Plan”), our Named Executive Officers are entitled to certain severance benefits in the event of an involuntary termination by the employer without cause or resignation by the employee with good reason, which severance benefits are enhanced in the event of such a qualifying termination which occurs on or within 18 months following a “Change of Control” (as defined in the Severance Plan). These benefits are described in more detail below in the sections entitled “Employment, Severance and Change of Control Agreements,” “2021 Potential Payments Upon Change in Control and Termination Table,” and “2021 Potential Payments Upon Termination Table.” For each of our Named Executive Officers, the Severance Plan provides for a combination of (i) cash severance payments, (ii) payment of COBRA premiums, (iii) accelerated vesting of certain outstanding equity-based awards, and (iv) an extended exercise period for stock options upon termination. These severance payment terms differ depending on (i) whether such termination takes place within the Change of Control period, and (ii) the Named Executive Officer’s position.
Given the nature of the industry in which we participate and the range of strategic initiatives that we may explore, we believe these severance benefits are an essential element of our executive compensation program and assist us in recruiting and retaining talented individuals. The Severance Plan also reduces the need to negotiate individual severance arrangements with departing executives and protects our executives from termination for circumstances not of their doing. We also believe the Severance Plan promotes management independence and helps retain, stabilize, and focus the executive officers in the event of a change of control. By establishing these severance and change of control benefits, we believe we can mitigate the distraction and loss of executive officers that may occur in connection with rumored or actual fundamental corporate changes and thereby protect shareholder interests while a transaction is under consideration or pending.
Perquisites and Other Benefits. We provide general employment benefits to our executive officers on the same basis as the benefits provided to all of our employees, including health, vision, and dental insurance, term life insurance, and short-term and long-term disability insurance.
Incentive Compensation Recoupment Policy. The Company maintains a Clawback Policy, which applies to individuals designated by the Board as executive officers for purposes of Section 16 of the Exchange Act. Our policy generally provides that, in the event that (i) an incentive compensation payment or award (or the vesting of such award) was based upon the achievement of financial results that were subsequently the subject of a restatement to correct an accounting error due to material noncompliance with any financial reporting requirement under the federal securities laws (other than corrections resulting from changes to accounting standards) and (ii) a lower incentive compensation payment or award would have been made to such officer (or lesser or no vesting would have occurred with respect to such award) based upon the restated financial results, then we will recover the full or partial portion of cash or equity-based incentive compensation received by such officer during the three fiscal years preceding the date on which we were required to prepare the restatement. Our policy is separate from and in addition to requirements of Section 304 of the Sarbanes-Oxley Act of 2002 that are applicable to our Chief Executive Officer and Chief Financial Officer.
Anti-Hedging Policy. The Company’s anti-hedging policy prohibits our employees and directors, as well as certain designated consultants and contractors, from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts, pledges, or other inherently speculative transactions with respect to our stock.
How We Make Executive Compensation Decisions
Role of Our Compensation Committee
Our Compensation Committee reviews and approves our executive compensation philosophy, objectives and methods, evaluates our performance and the performance of our executive officers, and either approves executive compensation or makes recommendations for ratification by our independent Board members. The members of our Compensation Committee are appointed by our Board, and each member is an independent director (as
“independence” is currently defined in Rule 5605(a)(2) of the Nasdaq listing rules). The members of our Compensation Committee for the year 2021 were Dr. Moos, Mr. Katkin, and Mr. Lyons.
Our Compensation Committee typically meets at least quarterly, and with greater frequency if necessary, to evaluate the performance of our executive officers and
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the impact that performance had on the achievement of our corporate strategies, business objectives, and the long-term interests of our stockholders by:
•	carefully reviewing our corporate objectives identified by our senior management and directors;
•	updating, from time to time, our compensation and benefit plan policies;
•	receiving updates on the various compensation options, emerging topics and best practices, and customizing those compensation options to our business goals and objectives; and
•	either approving executive compensation and other terms of employment or taking its recommendations to the independent members of the Board for approval.
Role of Management in Executive Compensation
For executive compensation decisions, our Compensation Committee considers the recommendations of our President and Chief Executive Officer, Raul R. Rodriguez (except with respect to decisions regarding Mr. Rodriguez’s own compensation). Mr. Rodriguez annually leads the development of our corporate objectives and goals, which are typically reviewed and recommended by our Compensation Committee and approved by the Board. Alternatively, our Compensation Committee may set the corporate objectives and goals pursuant to the powers delegated under the charter of our Compensation Committee. Mr. Rodriguez provided the Company’s business and operations perspective for our Compensation Committee’s final review of progress made on the goals set for 2021. Our VP, Human Resources also provides our Compensation Committee with general and company-specific information regarding compensation matters, as well as updates on compensation of our peer companies, as public information becomes available, if requested by the Compensation Committee.
Guidance from Independent Compensation Consultant
Radford (the “Compensation Consultant”) provides executive compensation consulting services to the Compensation Committee. With respect to 2021 executive compensation, the Compensation Consultant analyzed our executive officers’ compensation against the compensation of executive officers at comparable companies to ensure that our compensation was competitive with our peers, with the goal of retaining and adequately motivating our senior management, and made recommendations regarding our executive compensation program. The Compensation Consultant was invited to attend certain Compensation Committee meetings during 2021 during which they presented and discussed their analysis and findings. Other than services provided to the Compensation Committee, the Compensation Consultant did not provide any services to the Company with respect to 2021. The Compensation Committee reviewed the independence of the Compensation Consultant under Nasdaq and SEC rules and concluded that the work of the Compensation Consultant has not raised any conflict of interest.
Competitive Market Review and Benchmarking
When considering compensation decisions, our Compensation Committee reviews the compensation of similarly situated executive officers at companies that we consider to be our peers, when such information is available and determined to be meaningful, taking into consideration the experience, position, and functional role, level of responsibility and uniqueness of applicable skills of both our executive officers and those of our peers, and the demand and competitiveness for attracting and retaining an individual with each executive officer’s specific expertise and experience in the biotechnology industry.
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To identify this peer group of companies, the Compensation Committee engaged the Compensation Consultant, which considered such factors as industry, geography, product development stage, market capitalization, and revenue. Based on that review, the following companies were used by our Compensation Committee as our peer group for evaluating 2021 compensation decisions:
2021 Compensation Peer Group
• ADMA Biologics, Inc. • Agenus Inc. • BioDelivery Sciences Int’l, Inc. • Dynavax Technologies Corp. • Enanta Pharmaceuticals, Inc. • Flexion Therapeutics, Inc.	• Geron Corp. • ImmunoGen, Inc. • Karyopharm Therapeutics, Inc. • La Jolla Pharmaceutical Company • MannKind Corporation • Omeros Corp.	• Paratek Pharmaceuticals, Inc. • Puma Biotechnology, Inc. • Sangamo Therapeutics, Inc. • Sorrento Therapeutics, Inc. • Travere Therapeutics, Inc. • Verastem, Inc.
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PAY-RATIO INFORMATION
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related SEC disclosure rules, the Company is required to provide to its shareholders specified disclosure regarding the relationship of CEO total compensation to the total compensation of its median employee, referred to as “pay-ratio” disclosure.
For fiscal 2021,
•	the median of the annual total compensation of all employees of the Company (other than the CEO) was $253,532; and
•	the annual total compensation of the CEO, as reported in the 2021 Summary Compensation Table included in this Proxy Statement, was $3,428,041.
Based on this information, the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all employees was 14 to 1.
We believe the pay ratio above represents the Company’s reasonable estimate calculated in a manner consistent with the pay ratio disclosure rules and applicable guidance. The pay ratio disclosure rules and guidance for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and assumptions and, as a result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies, including companies within our industry. Given the leverage of our executive compensation program towards performance-based elements, we expect that our pay ratio disclosure will fluctuate year-to-year based on the Company’s performance against the performance goals used under the incentive program.
Set forth below is a description of the methodology, including any material assumptions, adjustments and estimates, the Company used to identify the median employee for purposes of the pay ratio disclosure.
To determine the Company’s total population of employees as of November 30, 2021, the Company included all full-time and part-time employees. In previous years, the Company used the total population of full-time and part-time employees as of October 31st to calculate the pay ratio. In November 2021, the Company had a reduction in workforce. In order to capture the updated total population of employees, we used November 30th to calculate the pay ratio. None of the Company’s employees are located outside of the U.S.
To identify the “median employee” from the Company’s employee population as determined above, the Company compared the aggregate amount of each employee’s annual base pay (using a reasonable estimate of the hours worked during 2021 for hourly employees and actual salary paid for the remaining employees), the annual cash incentive awards and the grant date fair value of equity awards granted in 2021. In making this determination, the Company annualized the compensation of employees who were employed by the Company for less than the entire fiscal year. This compensation measure was consistently applied to all employees included in the calculation and we believe reasonably reflects the annual compensation of employees. Because we do not maintain a defined benefit or other actuarial plan for our employees, the median employee’s annual total compensation did not include amounts attributable to these arrangements.
Using this approach, the Company selected the employee at the median of its employee population, who was a Territory Business Manager. The Company then calculated annual total compensation for this employee using the same methodology used to calculate annual total compensation for the named executive officers as set forth in the 2021 Summary Compensation Table. The Company determined that the employee’s annual total compensation for the fiscal year ended December 31, 2021 was $253,532 (excluding any estimated health benefits).
56 |	2022 Proxy Statement

2021 SUMMARY COMPENSATION TABLE
The following table shows for the fiscal year ended December 31, 2021 and, to the extent required by SEC disclosure rules, December 31, 2020 and 2019 compensation awarded to or paid to or earned by our Named Executive Officers(1).
Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Raul R. Rodriguez President and Chief Executive Officer	2021	662,256	2,448,705	298,015	19,065	3,428,041
	2020	662,256	1,992,765	298,015	10,848	2,963,884
	2019	649,271	1,553,287	350,606	8,954	2,562,118
Dean L. Schorno Executive Vice President and Chief Financial Officer	2021	437,091	524,723	180,300	6,065	1,148,179
	2020	424,360	613,158	155,952	9,054	1,202,524
	2019	412,000	420,682	191,580	8,954	1,033,216
Dolly A. Vance Executive Vice President, Corporate Affairs, General	2021	524,890	583,025	256,517	28,656	1,393,088
	2020	524,890	459,869	200,770	9,054	1,194,583
	2019	514,598	420,682	239,288	7,394	1,181,962
Wolfgang Dummer, M.D., Ph.D. Executive Vice President and Chief Medical Officer	2021	454,080	583,025	183,902	6,065	1,227,072
	2020	440,000	116,030	165,000	9,363	730,393
	2019	69,918	608,878	—	100,299	779,095
David A. Santos Executive Vice President and Chief Commercial Officer	2021	425,375	641,328	169,087	6,175	1,241,965
	2020	163,726	819,854	155,625	51,397	1,190,602
	2019	—	—	—	—	—
(1)
Reflects the aggregate grant date fair value of stock option awards, computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation - Stock Compensation, for stock option awards granted under the 2018 Equity Plan in 2021, 2020 and 2019, respectively. The amounts shown exclude the impact of estimated forfeiture related to service-based vesting conditions. For additional information on the valuation assumptions with respect to these grants, refer to “Stock-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2021.

(2)	Reflects performance-based bonuses earned under the 2021 Cash Incentive Plan. Please see the Compensation Discussion and Analysis for further information regarding the 2021 Cash Incentive Plan.
(3)	For 2021, represents group term life insurance premiums paid on behalf of, 401(k) matching contributions, and gym membership reimbursement, to our Named Executive Officers.
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GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2021
The following table shows for the fiscal year ended December 31, 2021, certain information regarding grants of plan-based awards to the Named Executive Officers:
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards Target (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	(Exercise or Base Price of Option Awards ($/Sh)	Closing Market Price on Grant Date ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Raul R Rodriguez
2018 Equity Plan	1/27/2021	—	—	—	525,000	—	3.54	3.54	1,224,300
2018 Equity Plan	1/27/2021	—	—	—	—	525,000	3.54	3.54	1,224,405
2021 Cash Incentive Plan	—	—	397,354	794,707	—	—	—	—	—
Dean L Schorno
2018 Equity Plan	1/27/2021	—	—	—	112,500	—	3.54	3.54	262,350
2018 Equity Plan	1/27/2021	—	—	—	—	112,500	3.54	3.54	262,373
2021 Cash Incentive Plan	—	—	218,545	524,509	—	—	—	—	—
Dolly A Vance
2018 Equity Plan	1/27/2021	—	—	—	125,000	—	3.54	3.54	291,500
2018 Equity Plan	1/27/2021	—	—	—	—	125,000	3.54	3.54	291,525
2021 Cash Incentive Plan	—	—	262,445	629,868	—	—	—	—	—
Wolfgang Dummer, M D ,
2018 Equity Plan	1/27/2021	—	—	—	125,000	—	3.54	3.54	291,500
2018 Equity Plan	1/27/2021	—	—	—	—	125,000	3.54	3.54	291,525
2021 Cash Incentive Plan	—	—	227,040	544,896	—	—	—	—	—
David A Santos
2018 Equity Plan	1/27/2021	—	—	—	137,500	—	3.54	3.54	320,650
2018 Equity Plan	1/27/2021	—	—	—	—	137,500	3.54	3.54	320,678
2021 Cash Incentive Plan	—	—	212,688	510,450	—	—	—	—	—
(1)
The amounts shown for the 2021 Cash Incentive Plan reflect estimated payouts for the fiscal year ended December 31, 2021 under the 2021 Cash Incentive Plan based on the Company’s performance. See “What We Pay and Why – Short-Term Incentive Compensation” for a complete description of the 2021 Cash Incentive Plan and the related performance criteria. There are no set thresholds (or equivalent items) with respect to payouts under the 2021 Cash Incentive Plan. Maximum amounts represent the maximum payout level under the 2021 Cash Incentive Plan.

(2)
The amounts shown represent performance-based stock options granted under the 2018 Equity Plan to each of the Company’s Named Executive Officers, with vesting based on performance goals relating to US net sales and progress of certain clinical trials, each equally weighted. Please see “Compensation Discussion and Analysis” for further information regarding these awards.

(3)
The amounts shown represent service-based stock options granted under the 2018 Equity Plan to each of the Company’s Named Executive Officers, vesting on a monthly basis over four years. Please see “Compensation Discussion and Analysis” for further information regarding these awards.

(4)
Reflects the aggregate grant date fair value of the awards, computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation - Stock Compensation. For additional information on the valuation assumptions with respect to these grants, refer to “Stock-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2021.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table shows for the fiscal year ended December 31, 2021, certain information regarding outstanding equity awards at fiscal year-end for the Named Executive Officers.
	Option Awards(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Grant Date	Option Vesting Commencement Date	Option Expiration
Rodriguez, Raul	12,269	—	—	8.15	1/25/12	(2)	1/25/22
	137,731	—	—	8.15	1/25/12	(2)	1/25/22
	30,720	—	—	6.51	1/30/13	(2)	1/30/23
	119,280	—	—	6.51	1/30/13	(2)	1/30/23
	83,566	—	—	3.59	2/27/14	(2)	2/27/24
	66,434	—	—	3.59	2/27/14	(2)	2/27/24
	150,000	—	—	3.59	2/27/14	(2)	2/27/24
	450,000	—	—	2.14	1/26/15	(2)	1/26/25
	450,000	—	—	2.14	1/26/15	(2)	1/26/25
	400,000	—	—	2.74	1/26/16	(2)	1/26/26
	400,000	—	—	2.74	1/26/16	(2)	1/26/26
	142,179	—	—	2.11	2/2/17	(2)	2/2/27
	450,000	—	—	2.11	2/2/17	(2)	2/2/27
	307,821	—	—	2.11	2/2/17	(2)	2/2/27
	22,271	—	—	4.49	1/24/18	(4)	1/24/28
	452,729	—	—	4.49	1/24/18	(4)	1/24/28
	237,500	—	—	4.49	1/24/18	(2)	1/24/28
	237,500	—	—	4.49	1/24/18	(2)	1/24/28
	1	50,000	—	2.00	1/23/19	(6)	1/23/29
	300,000	—	300,000	2.00	1/23/19	(3)	1/23/29
	449,999	100,000	—	2.00	1/23/19	(6)	1/23/29
	—	—	325,000	2.42	2/6/20	(3)	2/6/30
	—	—	162,500	2.42	2/6/20	(3)	2/6/30
	162,500	—	—	2.42	2/6/20	(3)	2/6/30
	—	41,322	—	2.42	2/6/20	(8)	2/6/30
	325,000	283,678	—	2.42	2/6/20	(8)	2/6/30
	—	39,186	—	3.54	1/27/21	(10)	1/27/31
	120,312	365,502	—	3.54	1/27/21	(10)	1/27/31
	—	—	525,000	3.54	1/27/21	(3)	1/27/31
Schorno, Dean	87,207	17,448	—	3.44	6/4/18	(5)	6/4/28
	83,750	—	—	3.44	6/4/18	(2)	6/4/28
	83,750	—	—	3.44	6/4/18	(2)	6/4/28
	62,845	—	—	3.44	6/4/18	(5)	6/4/28
	3	19,989	—	2.00	1/23/19	(6)	1/23/29
	121,872	20,636	—	2.00	1/23/19	(6)	1/23/29
	81,250	—	81,250	2.00	1/23/19	(3)	1/23/29
	—	41,322	—	2.42	2/6/20	(8)	2/6/30
	—	—	100,000	2.42	2/6/20	(3)	2/6/30
	—	—	50,000	2.42	2/6/20	(3)	2/6/30
	50,000	—	—	2.42	2/6/20	(3)	2/6/30
	100,000	58,678	—	2.42	2/6/20	(8)	2/6/30
		30,469	—	3.54	1/27/21	(10)	1/27/31
	25,781	56,250	—	3.54	1/27/21	(10)	1/27/31
2022 Proxy Statement	| 59

	Option Awards(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Grant Date	Option Vesting Commencement Date	Option Expiration
	—	—	112,500	3.54	1/27/21	(3)	1/27/31
Vance, Dolly	12,269	—	—	8.15	1/25/12	(2)	1/25/22
	137,731	—	—	8.15	1/25/12	(2)	1/25/22
	30,720	—	—	6.51	1/30/13	(2)	1/30/23
	119,280	—	—	6.51	1/30/13	(2)	1/30/23
	83,566	—	—	3.59	2/27/14	(2)	2/27/24
	41,434	—	—	3.59	2/27/14	(2)	2/27/24
	125,000	—	—	3.59	2/27/14	(2)	2/27/24
	175,000	—	—	2.14	1/26/15	(2)	1/26/25
	175,000	—	—	2.14	1/26/15	(2)	1/26/25
	150,000	—	—	2.74	1/26/16	(2)	1/26/26
	150,000	—	—	2.74	1/26/16	(2)	1/26/26
	37,500	—	—	2.11	2/2/17	(2)	2/2/27
	112,500	—	—	2.11	2/2/17	(2)	2/2/27
	150,000	—	—	2.11	2/2/17	(2)	2/2/27
	36,218	—	—	4.49	1/24/18	(4)	1/24/28
	113,782	—	—	4.49	1/24/18	(4)	1/24/28
	75,000	—	—	4.49	1/24/18	(2)	1/24/28
	75,000	—	—	4.49	1/24/18	(2)	1/24/28
	1	40,625	—	2.00	1/23/19	(6)	1/23/29
	81,250	—	81,250	2.00	1/23/19	(3)	1/23/29
	121,874	—	—	2.00	1/23/19	(6)	1/23/29
	—	45,247	—	2.42	2/6/20	(8)	2/6/30
	—	—	75,000	2.42	2/6/20	(3)	2/6/30
	—	—	37,500	2.42	2/6/20	(3)	2/6/30
	37,500	—	—	2.42	2/6/20	(3)	2/6/30
	75,000	29,753	—	2.42	2/6/20	(8)	2/6/30
	—	33,465	—	3.54	1/27/21	(10)	1/27/31
	28,645	62,890	—	3.54	1/27/21	(10)	1/27/31
	—	—	125,000	3.54	1/27/21	(3)	1/27/31
Dummer, Wolfgang	88,888	88,888	—	2.25	11/18/19	(7)	11/18/29
	25,695	16,529	—	2.25	11/18/19	(7)	11/18/29
	—	—	110,000	2.25	11/18/19	(3)	11/18/29
	—	—	110,000	2.25	11/18/19	(3)	11/18/29
	3,125	—	34,375	2.38	8/25/20	(11)	8/25/30
	18,750	—	18,750	2.38	8/25/20	(12)	8/25/30
	—	30,853	—	3.54	1/27/21	(10)	1/27/31
	28,645	65,502	—	3.54	1/27/21	(10)	1/27/31
	—	—	125,000	3.54	1/27/21	(3)	1/27/31
Santos, David A	83,333	166,667	—	2.52	8/19/20	(9)	8/19/30
	—	—	125,000	2.52	8/19/20	(3)	8/19/30
	—	—	125,000	2.52	8/19/20	(3)	8/19/30
	28,248	87,609	—	3.54	1/27/21	(10)	1/27/31
	3,262	18,381	—	3.54	1/27/21	(10)	1/27/31
	—	—	137,500	3.54	1/27/21	(3)	1/27/31
(1)	These stock option grants were issued pursuant to our 2000 Plan, 2011 Plan, and 2018 Equity Plan.
(2)	Fully vested.
(3)	Vests upon achievement of certain performance-based milestones.
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(4)	These options fully vested on January 1, 2022.
(5)	Option vests 25% on May 29, 2019, and in 36 equal monthly installments thereafter.
(6)	Option vests in 48 equal monthly installments commencing on January 1, 2019.
(7)	Option vests 25% on November 3, 2020, and in 36 equal monthly installments thereafter.
(8)	Option vests in 48 equal monthly installments commencing on January 1, 2020.
(9)	Option vests in 48 equal monthly installments commencing on August 10, 2020.
(10)	Option vests in 48 equal monthly installments commencing on January 1, 2021.
(11)	Option vest in 24 equal monthly installments commencing on October 25, 2021, date of achievement of certain performance-based milestones.
(12)	Option vest in 24 equal monthly installments commencing on December 18, 2020, date of achievement of certain performance-based milestones.
OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2021
The following table shows for the fiscal year ended December 31, 2021, certain information regarding option exercises and stock vested during the last fiscal year with respect to the Named Executive Officers:
	Option Awards		Stock Awards
Name	Number of Shares Acquired On Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)
Raul R. Rodriguez	—	—	—	—
Dean L. Schorno	—	—	—	—
Dolly A. Vance	—	—	—	—
Wolfgang Dummer, M.D., Ph.D.	—	—	—	—
David A. Santos	—	—	—	—
EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS
Executive Severance Plan
Our Executive Severance Plan (the “Severance Plan”), provides for the payment of certain severance benefits to eligible executive officers of the Company, including the Named Executive Officers, in the event of a termination of employment by the Company without Cause (as such term is defined in the Severance Plan) or a Resignation for Good Reason (as such term is defined in the Severance Plan) by the executive. Severance payable under the Severance Plan differs based upon whether the qualifying termination takes place (i) on or within eighteen (18) months following a Change of Control (as such term is defined in the Severance Plan) (a “COC Qualifying Termination”), or (ii) at any other time (a “Non-COC Qualifying Termination”). Payment of severance under the Severance Plan is conditioned upon the executive’s execution and timely return of a waiver and release of claims.
In the event of a COC Qualifying Termination, and subject to the satisfaction of certain additional conditions set forth in the Severance Plan, the executive will be entitled to receive: (i) a lump sum cash severance payment equal to 2.5 multiplied by the aggregate of (A) the eligible employee’s “Base Salary” (which is equal to the greater of such eligible executive’s base salary in effect immediately prior to the Change of Control or the date of the qualifying termination of employment) and (B) the product of (I) the average percentage of the target annual incentive bonus earned by the executive for performance during the two fiscal years immediately prior to the fiscal year in which the COC Qualifying Termination occurs, and (II) the target annual incentive bonus which the executive is eligible to earn in the fiscal year in which either the Change in Control occurs or the COC Qualifying Termination occurs, whichever is greater (clause (B), the “Eligible Bonus”);
2022 Proxy Statement	| 61

(ii) payments equal to the applicable Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”) premiums for the executive and his or her eligible dependents for a maximum of 18 months, subject to certain conditions; (iii) acceleration of all compensatory equity awards outstanding as of the COC Qualifying Termination; and (iv) extension of the post-termination exercise period of any then-outstanding stock options until the earlier of (A) the one (1) year anniversary of the date of the COC Qualifying Termination, and (B) the original expiration date of such option in the absence of a termination of employment.
In the event of a Non-COC Qualifying Termination, and subject to the satisfaction of certain additional conditions set forth in the Severance Plan, the executive will be entitled to receive: (i) cash salary continuation payments equal to the executive’s base salary as in effect immediately prior to the date of the Non-COC Qualifying Termination for eighteen (18) months (in the case of Mr. Rodriguez) and twelve (12) months (in the case of all other Named Executive Officers) (each, the “Severance Period”), paid over the course of the Severance Period or until March 14th of the year following the Non-COC Qualifying Termination (whichever is sooner);
(ii) payments equal to the applicable COBRA premiums for the executive and his or her eligible dependents for a maximum period equal to the Severance Period, subject to certain conditions; (iii) accelerated vesting of time-based compensatory equity awards held by the executive as of the date of the Non-COC Qualifying Termination in an amount that would have vested during the applicable Severance Period; and (iv) extension of the term of any then-outstanding and unvested performance-based compensatory equity awards held by the executive for up to thirty (30) months (in the case of Mr. Rodriguez) or twenty-four months (in the case of all other Named Executive Officers) such that any such awards that would have vested during such period shall become vested and exercisable as of the date, if any, that the performance goal related to such awards is achieved, and (v) extension of the post-termination exercise period of any then-outstanding stock options until the earlier of (A) thirty (30) months following the date of the Non-COC Qualifying Termination (in the case of Mr. Rodriguez) or twenty-four (24) months following the date of the Non-COC Qualifying Termination (in the case of all other Named Executive Officers), and (B) the original expiration date of such option in the absence of a termination of employment.
2021 POTENTIAL PAYMENTS UPON CHANGE IN CONTROL AND TERMINATION TABLE
COC Qualifying Termination
The following table provides information on severance benefits that would have become payable under the Severance Plan if the Named Executive Officers were subject to a COC Qualifying Termination on December 31, 2021.
	Voluntary Termination for Good Reason or Involuntary Termination Without Cause within 18 months After a Change of Control
Name and Principal Position	Health Care Benefits ($)(1)	Salary and Bonus ($)(2)	Equity Acceleration ($)(3)
Raul R. Rodriguez	18,179	2,475,182	479,375
Dean L. Schorno	47,484	1,547,575	136,719
Dolly A. Vance	50,819	1,868,281	122,344
Wolfgang Dummer, M.D., Ph.D.	2,113	1,560,900	144,511
David A. Santos	72,707	1,462,227	54,167
(1)
Represents the full amount of premiums for continued coverage under our group health plans for each executive officer and his or her eligible dependents for 18 months following termination of service, provided the executive officer timely elects continued coverage under COBRA.

(2)	Represents the lump sum cash severance benefit equal to 2.5 × (2021 Base Salary + Eligible Bonus).
(3)
Represents the spread value of the outstanding unvested options with accelerated vesting benefits that were in the money on December 31, 2021, calculated based on the closing price of our common stock of $2.65 on December 31, 2021, the last trading day of fiscal 2021, over the exercise price of such unvested options subject to vesting acceleration.

62 |	2022 Proxy Statement

Non-COC Qualifying Termination
The following table provides information on severance benefits that would have become payable under the existing Executive Severance Plan if the Named
Executive Officers were subject to a Non-COC Qualifying Termination on December 31, 2021.
	Voluntary Termination for Good Reason or Involuntary Termination Without Cause
Name and Principal Position	Health Care Benefits ($)(1)	Salary ($)(2)	Equity Acceleration ($)(3)
Raul R. Rodriguez	18,179	993,384	153,563
Dean L. Schorno	31,656	437,091	37,906
Dolly A. Vance	33,879	524,890	35,031
Wolfgang Dummer, M.D., Ph.D.	1,409	454,080	32,125
David A. Santos	48,471	425,375	8,125
(1)
Represents the full amount of premiums for continued coverage under our group health plans for each executive officer and his or her eligible dependents for the Severance Period, provided the executive officer timely elects continued coverage under COBRA.

(2)	Represents the cash severance benefit equal to Base Salary paid on each scheduled payroll date during the Severance Period.
(3)
Represents the spread value of the outstanding unvested options with accelerated vesting benefits that were in the money on December 31, 2021, calculated based on the closing price of our common stock of $2.65 on December 31, 2021, the last trading day of fiscal 2021, over the exercise price of such unvested options subject to vesting acceleration.

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DIRECTOR COMPENSATION
Our Compensation Committee reviews both cash and equity compensation for non-employee directors each year with assistance from outside consultants (Radford for 2021), who prepare a comprehensive assessment of our non-employee director compensation program. That assessment includes benchmarking of director compensation against the same peer group used for executive compensation purposes, an update on recent trends in director compensation, and a review of related corporate governance best practices. In consideration of this assessment as well as the Company’s performance and other factors, the Compensation Committee adopted a Non-Employee Director Compensation Policy (“Dir. Comp. Policy”) and amended the Amended 2018 Plan in correspondence with this policy. Under the Dir. Comp. Policy, no changes to the cash compensation or initial equity grants determined in 2020 were made.
The Board of Directors, consistent with the recommendation of the Compensation Committee and the Dir. Comp. Policy, set 2021 cash compensation at the same level as 2020. For services provided in 2021, each non- employee director received, paid on a quarterly basis for quarters served, a yearly retainer of $50,000. The Chairman of the Board received an additional $40,000. The Audit Committee chair received an additional yearly retainer of $22,000, the Corporate Governance, Health Care Compliance Oversight and Nominating Committee (Governance Committee) chair received an additional yearly retainer of $15,000, the Compensation Committee chair received an additional yearly retainer of $15,000, and the Scientific & Clinical Trial Advisory Committee Chair received an additional yearly retainer of $15,000. Each non-chair member of the Audit Committee received an additional yearly retainer of $12,000. Each non-chair member of the Compensation Committee received an additional yearly retainer of $10,000. Each non-chair member of the Governance Committee received an additional yearly retainer of $10,000. Each non-chair member of the Finance Committee received an additional yearly retainer of $5,000. Each non-chair member of the Scientific & Clinical Trial Advisory Committee received an additional yearly retainer of $10,000. In the fiscal year ended December 31, 2021, the total cash compensation earned by all non-employee directors as a group was $589,236. For 2021, consistent with prior years, cash compensation was provided through the Company’s cash compensation policy and equity grants were provided through the Company’s equity plan, the Amended 2018 Plan.
In 2021, each of our non-employee directors received stock option grants under our Amended 2018 Plan. Options granted to the non-employee directors are not intended to qualify as incentive stock options under the Code. Option grants to the non-employee directors in 2021 were non-discretionary. The exercise price of options granted to non-employee directors under the Amended 2018 Plan is 100% of the fair market value of our common stock on the date of the option grant, which is equal to the closing price of our stock on the grant date. The Board administers the Amended 2018 Plan such that (a) initial option grants to non-employee directors vest in equal monthly installments over the shorter of three years from the date of grant or the period beginning on the date the director is appointed to the Board and ending on the date of the annual meeting at which the director is first considered for election by the stockholders, provided that the non- employee director continues to provide services to us and (b) annual option grants to non-employee directors vest in equal monthly installments over one year from the date of grant. The term of options granted to non-employee directors under the Amended 2018 Plan is 10 years. In the event of a merger of Rigel with or into another corporation or a consolidation, acquisition of assets or other change of control transaction involving us, each option will either continue in effect, if we are the surviving entity, or, if neither assumed nor substituted, will accelerate and the option will terminate if not exercised prior to the consummation of the transaction.
To determine compensation for the year 2021, the Company’s outside independent consultants, Radford, prepared an updated peer list using the same criteria as used to determine the peer list for 2020 compensation. The changes to the updated peer list were the addition of MannKind Corp. and Verastem, Inc. and the removal of Adamas Pharmaceuticals, Inc., Akebia Therapeutics, Inc., ChemoCentryx, Inc., Cytokinetics, Inc., Dermira, Inc., and Progenics Pharmaceuticals, Inc.
Based on this updated peer list, Radford conducted an updated comprehensive assessment of our non- employee director compensation program. Based on this updated assessment, in March 2021, the Compensation Committee adopted, and then the Board ratified a Non-Employee Directors Compensation Policy which consolidated the Company’s cash compensation policy and the director grants provided through the Amended 2018 Plan into a single policy, as well as updated the annual equity grants to increase the overall value of such
64 |	2022 Proxy Statement

grants. The Non-Employee Directors Compensation Policy was further revised and ratified in November 2021 to update the Initial Grant levels.
The specific changes in the Non-Employee Directors Compensation Policy made in both 2021 amendments are as follows: (i) Initial Grants are awarded as options, rather than RSUs, (ii) the Initial Grant, amounts are increased from 80,000 shares to 120,000 shares; (iii) for the Annual Grants, there can be no election between all options or all RSUs, and (iv) for the Annual Grants, rather than granting an option to purchase 55,000 shares of common stock, each continuing non-employee director is automatically granted an option to purchase thirty thousand (30,000) shares of common stock and twenty-five thousand (25,000) RSUs. In each case the grants are subject to the director’s continuing service on our Board of Directors. Going forward, each non-employee director who continues to serve as a non-employee director will automatically receive, on the day following each annual meeting, an annual grant as described in this paragraph, as well as the cash compensation as provided in 2020 and described above.
DIRECTOR COMPENSATION FOR FISCAL YEAR 2021
The following table shows the compensation of all non-employee directors of the Company for the fiscal year ended December 31, 2021:
Name	Fees Earned or Paid in Cash($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(2)	Total ($)
Kamil Ali-Jackson, Esq.	2,192	—	193,380	195,572
Bradford S. Goodwin	77,000	91,000	72,396	240,396
Alison L. Hannah	36,044	211,155	22,750	269,949
Keith A. Katkin	72,000	72,396	91,000	235,396
Brian L. Kotzin, M.D.	75,000	72,396	91,000	238,396
Gregg A. Lapointe	77,000	72,396	91,000	240,396
Gary A. Lyons	105,000	72,396	91,000	268,396
Walter H. Moos, Ph.D.	75,000	72,396	91,000	238,396
Jane Wasman, J.D.	70,000	72,396	91,000	233,396
Total	589,236	736,531	834,526	2,160,293
(1)
Reflects the aggregate grant date fair value of stock option and RSU awards, computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation - Stock Compensation. For additional information on the valuation assumptions with respect to these grants, refer to “Stock-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2021.

(2)
Option awards outstanding and unexercisable as of December 31, 2021 for each non-employee director were as follows: Ms. Ali-Jackson - 120,000/120,000; Mr. Goodwin - 360,000/12,500; Ms. Hannah - 87,500/59,792; Mr. Katkin - 340,000/12,500; Dr. Kotzin - 260,000/12,500; Mr. Lapointe - 250,000/12,500; Mr. Lyons -360,000/12,500; Dr. Moos - 360,000/12,500; and Ms. Wasman - 178,750/12,500. RSU awards outstanding and unvested as of December 31, 2021, for each non-employee director were as follows: Ms. Ali-Jackson - 0; Mr. Goodwin – 25,000; Ms. Hannah – 6,250; Mr. Katkin - 25,000; Dr. Kotzin - 25,000; Mr. Lapointe - 25,000; Mr. Lyons – 25,000; Dr. Moos - 25,000; and Ms. Wasman - 25,000.

2022 Proxy Statement	| 65

TRANSACTIONS WITH RELATED PERSONS
Certain Transactions
The Company has not been party to any transactions since January 1, 2021, in which the amount involved exceeded or will exceed the lesser of (x) $120,000 or (y) 1% of the average of our total assets for December 31, 2021 and 2020, and in which any of our directors, executive officers or holders of more than
5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest other than compensation and other arrangements that are described in the sections titled “Executive Compensation” and “Director Compensation.”
Indemnification Agreements
The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Bylaws.
Related-Person Transactions Policy and Procedures
The Company has adopted a written Related-Person Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and approval or ratification of “related-person transactions.” For purposes of the Company’s policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company and any “related person” are participants involving an amount that exceeds $120,000. Transactions involving compensation for services provided to the Company as an employee, consultant or director by a related person are not covered by this policy. A related person is any executive officer, director, nominee to become a director or more than 5% stockholder of the Company, including any of their immediate family members, and any entity in which such persons have a 5% or greater beneficial ownership interest.
Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board) (referred to in this section as the “Committee”) for consideration and approval or ratification. The presentation must include, to the extent reasonably available, a description of, among other things, the parties to the transaction, the interests, direct and indirect, of the related persons, a description of the purpose of the transaction, all of the material facts of the proposed transaction, the benefits to the Company of the transaction and, if applicable, the availability of other sources of comparable products or services, whether the proposed transaction is on terms comparable to terms available to or from, as the case may be, an unrelated third party and management’s recommendation regarding the proposed transaction. In the event the Committee is asked to consider whether to ratify an ongoing related-person transaction, in addition to the information identified above, the presentation shall include a description of the extent of work performed and remaining to be performed in connection with the transaction and an assessment of the potential risks and costs of termination of the transaction, and where appropriate, the possibility of modification of the transaction.
To identify related-person transactions in advance, the Company relies on information supplied by its executive officers, directors and certain significant stockholders. In considering related-person transactions, the Committee takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to the Company, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, the Committee considers, in light of known circumstances, whether the
66 |	2022 Proxy Statement

transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders, as the Committee determines in the good faith exercise of its discretion.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Notice of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Rigel stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials and/or other Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or other Annual Meeting materials, please notify your broker, or, if you are currently receiving multiple copies of the Notice of Internet Availability of Proxy Materials or other Annual Meeting materials at your address and would like to request “householding” of their communications, please contact your broker(s).
OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors,

Dolly A. Vance
Corporate Secretary
South San Francisco, California
April 5, 2022
A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, RIGEL PHARMACEUTICALS, INC., 1180 VETERANS BOULEVARD, SOUTH SAN FRANCISCO, CA 94080.
2022 Proxy Statement	| 67

APPENDIX A
Rigel Pharmaceuticals, Inc. 2018 Equity Incentive Plan

RIGEL PHARMACEUTICALS, INC.

2018 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: FEBRUARY 1, 2018
APPROVED BY THE STOCKHOLDERS: MAY 16, 2018
AMENDED JANUARY 23, 2019
AMENDED JANUARY 31, 2019
APPROVED BY THE STOCKHOLDERS: MAY 22, 2019
AMENDED FEBRUARY 3, 2020
APPROVED BY THE STOCKHOLDERS: MAY 14, 2020
AMENDED JANUARY 28, 2021
AMENDED MARCH 9, 2021
APPROVED BY THE STOCKHOLDERS: MAY 18, 2021
APPROVED BY THE STOCKHOLDERS: [MAY 19, 2022]
1.	GENERAL.
(a)
Successor to and Continuation of Prior Plans. The Plan is intended as the successor to and continuation of the Rigel Pharmaceuticals, Inc. 2011 Equity Incentive Plan (the “2011 Plan”), the Rigel Pharmaceuticals, Inc. 2000 Equity Incentive Plan, as amended and restated (the “2000 Plan”), and the Rigel Pharmaceuticals, Inc. 2000 Non-Employee Directors’ Stock Option Plan (the “2000 Non-Employee Directors’ Plan”, and together with the 2011 Plan, and the 2000 Plan, the “Prior Plans”). Following the Effective Date, no additional stock awards may be granted under the Prior Plans. Any unallocated shares remaining available for grant under the Prior Plans as of 12:01 a.m., Pacific Time on the Effective Date (the “Prior Plans’ Available Reserve”) will cease to be available under such Prior Plans at such time and will be added to the Share Reserve (as further described in Section 3(a) below) and be then immediately available for grant and issuance pursuant to Stock Awards granted under the Plan. In addition, from and after 12:01 a.m., Pacific Time on the Effective Date, all outstanding stock awards granted under the Prior Plans will remain subject to the terms of such Prior Plans, as applicable; provided, however, that any shares subject to outstanding stock awards granted under the Prior Plans that (i) expire or terminate for any reason prior to exercise or settlement, (ii) are forfeited, cancelled or otherwise returned to the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) other than with respect to outstanding options and stock appreciation rights granted under the Prior Plans, with respect to which the exercise or strike price is at least one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the option or stock appreciation right on the date of grant (the “Prior Plans’ Appreciation Awards”), are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with a stock award(collectively, the “Prior Plans’ Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Prior Plans’ Returning Shares and become available for issuance pursuant to Awards granted hereunder. All Stock Awards granted on or after 12:01 a.m., Pacific Time on the Effective Date will be subject to the terms of this Plan.

(b)	Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Stock Awards.
(c)
Available Stock Awards. The Plan provides for the grant of the following types of Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, and (vii) Other Stock Awards.

(d)
Purpose. The Plan, through the granting of Stock Awards, is intended to help the Company and any Affiliate secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2.	ADMINISTRATION.
(a)	Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)	Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)
To determine (A) who will be granted Stock Awards; (B) when and how each Stock Award will be granted; (C) what type of Stock Award will be granted; (D) the provisions of each Stock Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Stock Award; (E) the number of shares of Common Stock subject to, or the cash value of, a Stock Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii)
To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Stock Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Stock Award fully effective.

(iii)	To settle all controversies regarding the Plan and Stock Awards granted under it.
(iv)	To accelerate, in whole or in part, the time at which a Stock Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).
(v)
To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or a Stock Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under his or her then-outstanding Stock Award without his or her written consent except as provided in subsection (viii) below.

(vi)
To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Stock Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law or listing requirements, and except as provided in Section 10(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Stock Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, or (E) materially expands the types of Stock Awards available for issuance under the Plan. Except as provided in the Plan (including Section 2(b)(viii)) or a Stock Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Stock Award without the Participant’s written consent.

(vii)
To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding incentive stock options or (B) Rule 16b-3.

(viii)
To approve forms of Stock Award Agreements for use under the Plan and to amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Stock Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Stock Awards without the affected Participant’s consent (A) to maintain the qualified status of the Stock Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Stock Award solely because it impairs the qualified status of the Stock Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Stock Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.
(ix)
Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Stock Awards.

(x)
To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Stock Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(c)	Delegation to Committee.
(i)
General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)	Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.
(d)
Delegation to an Officer. The Board may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Stock Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(u)(iii) below.

(e)
Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(f)
Repricing; Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee will have the authority to (i) reduce the exercise, purchase or strike price of any outstanding Option or SAR under the Plan, or (ii) cancel any outstanding Option or SAR that has an exercise price or strike price greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within 12 months prior to such an event.

(g)
Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Stock Award (other than an Option or SAR), as determined by the Board and contained in the applicable Stock Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Stock Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Stock Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Stock Award Agreement.

3.	SHARES SUBJECT TO THE PLAN.
(a)	Share Reserve.
(i)
Subject to Section 10(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed (A) 22,657,133 shares (which number is the sum of (i) the number of shares (10,032,133) subject to the Prior Plans’ Available Reserve and (ii) an additional 5,000,000 new shares, plus 4,000,000 shares of Common Stock approved by the Board in January 2019, and subsequently approved by the Company’s stockholders, plus 2,800,000 shares of Common Stock approved by the Board in February 2020, and subsequently approved by the Company’s stockholders, plus 825,000 shares of Common Stock approved by the Board in January 2021, and subsequently approved by the Company’s stockholders, plus 5,000,000 shares of Common Stock approved by the Board in March 2022[, and subsequently approved by the Company’s stockholders]), and (B) the Prior Plans’ Returning Shares, if any, which become available for grant under this Plan from time to time (such aggregate number of shares described in (A) and (B) above, the “Share Reserve”).

(ii)
For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 8(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(iii)
Subject to Section 3(b), the number of shares of Common Stock available for issuance under the Plan will be reduced by: (A) one share for each share of Common Stock issued pursuant to an Option or SAR with respect to which the exercise or strike price is at least 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date of grant; and (B) one and forty four hundredths (1.44) shares for each share of Common Stock issued pursuant to a Full Value Award.

(b)	Reversion of Shares to the Share Reserve.
(i)    Shares Available For Subsequent Issuance. If (A) any shares of Common Stock subject to a Stock Award are not issued because such Stock Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or is settled in cash (i.e., the Participant receives cash rather than stock), (B) any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or (C) with respect to a Full Value Award, any shares of Common Stock are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with such Full Value Award, such shares will again become available for issuance under the Plan (collectively, the “2018 Plan Returning Shares”). For each (1) 2018 Plan Returning Share subject to a Full Value Award or (2) Prior Plans’ Returning Share subject to a stock award other than a Prior Plans’ Appreciation Award, the number of shares of Common Stock available for issuance under the Plan will increase by one and forty-four hundredths (1.44) shares.

(ii)    Shares Not Available For Subsequent Issuance. Any shares of Common Stock reacquired or withheld (or not issued) by the Company to satisfy the exercise or purchase price of a Stock Award will no longer be available for issuance under the Plan, including any shares subject to a Stock Award that are not delivered to a Participant because such Stock Award is exercised through a reduction of shares subject to such Stock Award (i.e., “net exercised”). In addition, any shares reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an Option or Stock Appreciation Right or a Prior Plans’ Appreciation Award, or any shares repurchased by the Company on the open market with the proceeds of the exercise or strike price of an Option or Stock Appreciation Right or a Prior Plans’ Appreciation Award will no longer be available for issuance under the Plan.
(c)
Incentive Stock Option Limit. Subject to the Share Reserve and Section 10(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 39,070,403 shares of Common Stock.

(d)	Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
4.	ELIGIBILITY.
(a)
Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from or alternatively comply with the distribution requirements of Section 409A of the Code.

(b)
Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5.	NON-EMPLOYEE DIRECTORS COMPENSATION LIMITS
Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any period commencing on the date of the Company’s Annual Meeting of Stockholders for a particular year and ending on the day immediately prior to the date of the Company’s Annual Meeting of Stockholders for the next subsequent year (the “Annual Period”), including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $1,000,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such Annual Period, $1,500,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 5 shall apply commencing on the date of the 2021 Annual Meeting of Stockholders.
6.	PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof)

will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Stock Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Stock Award Agreement or otherwise) the substance of each of the following provisions:
(a)
Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant, or such shorter period specified in the Stock Award Agreement.

(b)
Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Stock Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Stock Award if such Stock Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c)
Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i)	by cash, check, bank draft or money order payable to the Company;
(ii)
pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)	by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;
(iv)
if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)	in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Stock Award Agreement.
(d)
Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Award Agreement evidencing such SAR.

(e)
Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the restrictions set forth in this Section 6(e) on the transferability of Options and SARs will apply. Notwithstanding the foregoing or anything in the Plan or a Stock Award Agreement to the contrary, no Option or SAR may be transferred to any financial institution without prior stockholder approval.

(i)
Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (and pursuant to Sections 6(e)(ii) and 6(e)(iii) below) and will be exercisable during the lifetime of the Participant only by the Participant. Subject to the foregoing paragraph, the Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii)
Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)
Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f)
Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary.

(g)
Termination of Continuous Service. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date three months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate.

(h)
Extension of Termination Date. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company or an Affiliate, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement. In addition, unless otherwise provided in a Participant’s Stock Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement.
(i)
Disability of Participant. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j)  Death of Participant. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company or an Affiliate, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Stock Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Participant’s Option or SAR may be exercised (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within such period of time ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Stock Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Stock Award Agreement. If, after the Participant’s death, the Option or SAR (as applicable) is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.
(k)   Termination for Cause. Except as explicitly provided otherwise in a Participant’s Stock Award Agreement or other individual written agreement between the Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Option or SAR will terminate immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.
(l)   Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Stock Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Stock Award Agreement, in another agreement between the Participant and the Company or an Affiliate, or, if no such definition, in accordance with the Company’s or Affiliate’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 6(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

7.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.
(a)
Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)
Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)	Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.
(iii)
Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)
Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement. Notwithstanding the foregoing or anything in the Plan or a Restricted Stock Award Agreement to the contrary, no Restricted Stock Award may be transferred to any financial institution without prior stockholder approval.

(b)
Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)

Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)

Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)

Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)

Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)

Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Stock Awards.
(i)  Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable (including that may be granted, vest or be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Stock Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.
(ii)   Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.
(d)
Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock appreciation rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards granted under Section 6 and this Section 7. Subject to the provisions of the Plan (including, but not limited to, Section 2(g)), the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

8.	COVENANTS OF THE COMPANY.
(a)	Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.
(b)
Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of a Stock Award or the subsequent issuance of cash or Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

(c)
No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising a Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

9.	MISCELLANEOUS.
(a)	Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock issued pursuant to Stock Awards will constitute general funds of the Company.

(b)
Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Stock Award Agreement or related grant documents as a result of a clerical error in the preparation of the Stock Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect terms in the Stock Award Agreement or related grant documents.

(c)
Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Stock Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.

(d)
No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Stock Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)
Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Affiliate is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Stock Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Stock Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Stock Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Stock Award that is so reduced or extended.

(f)
Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g)
Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(h)
Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax that may be required to be withheld by law (or such other amount as may be permitted while still avoiding classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from a Stock Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Stock Award Agreement.

(i)
Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)
Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Stock Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company or an Affiliate. The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k)
Compliance with Section 409A of the Code. Unless otherwise expressly provided for in a Stock Award Agreement, the Plan and Stock Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Stock Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. To the extent that the Board determines that any Stock Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Stock Award Agreement evidencing such Stock Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and, to the extent applicable, the Plan and Stock Award Agreements will be interpreted in accordance with the requirements of Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Stock Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded and a Participant holding a Stock Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount will be made upon a “separation from service” before a date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death.

(l)
Clawback/Recovery. All Stock Awards granted under the Plan will be subject to recoupment in accordance with the clawback policy adopted by the Compensation Committee in January 2019 and then ratified by the Board of Directors, or any successor to such policy. This clawback policy complies with the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Plan Administrator may impose such other clawback, recovery or recoupment provisions in a Stock Award Agreement as the Plan Administrator determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.
10.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
(a)
Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b)
Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)
Corporate Transaction. The provisions of this Section 10(c) will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or in any director compensation policy of the Company or unless otherwise expressly provided by the Board at the time of grant of a Stock Award.

(i)
Stock Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award, or may choose to assume or continue the Stock Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

(ii)   Stock Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Stock Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board will determine (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Stock Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii)   Stock Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Stock Awards will terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(iv)  Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but instead will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction (including, at the discretion of the Board, any unvested portion of such Stock Award), over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.
(d)
Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur. Notwithstanding the foregoing, upon a Change in Control, all Stock Awards held by each Director who is not an Employee and whose Continuous Service has not terminated immediately prior to the Change in Control shall become fully vested and exercisable immediately prior to the effectiveness of such Change in Control.

11.	TERMINATION OR SUSPENSION OF THE PLAN.
(a)
The Board may suspend or terminate the Plan at any time. No Incentive Stock Option will be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)
No Impairment of Rights. Suspension or termination of the Plan will not materially impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

12.	EFFECTIVE DATE OF PLAN.
This Plan will become effective on the Effective Date.
13.	CHOICE OF LAW.
The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.
14.	DEFINITIONS.
As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a)
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b)	“Annual Meeting” means the annual meeting of the stockholders of the Company.

(c)	“Board” means the Board of Directors of the Company.
(d)
“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(e)
“Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term will mean, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s conviction of, or plea of no contest with respect to, any crime involving fraud, dishonesty or moral turpitude; (ii) such Participant’s attempted commission of or participation in a fraud or act of dishonesty against the Company or an Affiliate that results in (or might have reasonably resulted in) material harm to the business of the Company or an Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or an Affiliate, or any statutory duty the Participant owes to the Company or an Affiliate; or (iv) such Participant’s conduct that constitutes gross misconduct, insubordination, incompetence or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to the business of the Company or an Affiliate. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Stock Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or an Affiliate or such Participant for any other purpose.

(f)	“Change in Control” will be deemed to have occurred upon the first to occur of an event set forth in any one of the following paragraphs:
(i)
the acquisition (other than from the Company, by any person (as such term is defined in Section 13(c) or 14(d) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d 3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding voting securities;

(ii)
the individuals who, as of the effective date of the Plan, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board, unless the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, and such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; or

(iii)	the closing of:
(1)
a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation; or

(2)	a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.
For the avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.
Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.
(g)	“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(h)	“Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(i)	“Common Stock” means the common stock of the Company.
(j)	“Company” means Rigel Pharmaceuticals, Inc., a Delaware corporation.
(k)
“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(l)
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s or Affiliate’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(m)	“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)	a sale, lease or other disposition of all or substantially all of the assets of the Company;
(ii)	a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;
(iii)	a merger, consolidation or similar transaction in which the Company is not the surviving corporation; or

(iv)
a reverse merger, consolidation or similar transaction in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Notwithstanding the foregoing definition or any other provision of this Plan, the term Corporate Transaction will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.
(n)	“Director” means a member of the Board.
(o)
“Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(p)
“Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2018, provided this Plan is approved by the Company’s stockholders at such meeting.

(q)
“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(r)	“Entity” means a corporation, partnership, limited liability company or other entity.
(s)	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(t)	“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)
If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)
Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)	In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(u)
“Full Value Award” means a Stock Award that is not an Option or SAR with respect to which the exercise or strike price is at least 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date of grant.

(v)	“Incentive Stock Option” means an option granted pursuant to Section 6 that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(w)
“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(x)	“Nonstatutory Stock Option” means any option granted pursuant to Section 6 that does not qualify as an Incentive Stock Option.
(y)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(z)	“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(aa)
“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(bb)	“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(cc)	“Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 7(d).
(dd)
“Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ee)
“Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ff)	“Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(gg)
“Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) net earnings; (v) total stockholder return; (vi) return on equity; (vii) return on assets, investment, or capital employed; (viii) operating margin; (ix) gross margin; (x) operating income; (xi) net income (before or after taxes); (xii) net operating income; (xiii) net operating income after tax; (xiv) pre- and after-tax income; (xv) pre-tax profit; (xvi) operating cash flow; (xvii) sales or revenue targets; (xviii) increases in revenue or product revenue; (xix) expenses and cost reduction goals; (xx) improvement in or attainment of expense levels; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) customer satisfaction; (xxx) total stockholder return; (xxxi) stockholders’ equity; and (xxxii) other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(hh)
“Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Board is authorized at any time in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; or (c) in view of the Board’s assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant. Specifically, the Board is authorized to make adjustment in the method of calculating attainment of Performance Goals and objectives for a Performance Period as follows: (i) to exclude the dilutive effects of acquisitions or joint ventures; (ii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; and (iii) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends. In addition, the Board is authorized to make adjustment in the method of calculating attainment of Performance Goals and objectives for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (v) to exclude the effects to any statutory adjustments to corporate tax rates; and (vi) to make other appropriate adjustments selected by the Board.
(ii)
“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(jj)	“Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 7(c)(i).
(kk)	“Plan” means this Rigel Pharmaceuticals, Inc. 2018 Equity Incentive Plan.
(ll)	“Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(a).
(mm)
“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(nn)	“Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(b).
(oo)
“Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(pp)	“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(qq)	“Rule 405” means Rule 405 promulgated under the Securities Act.
(rr)	“Securities Act” means the Securities Act of 1933, as amended.
(ss)	“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 6.
(tt)
“Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(uu)
“Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Stock Award or any Other Stock Award.

(vv)
“Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ww)
“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(xx)
“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

rigel

RIGEL PHARMACEUTICALS, INC.
ATTN: INVESTOR RELATIONS
1180 VETERANS BLVD.
SOUTH SAN FRANCISCO, CA 94080

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/18/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/RIGL2022
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/18/2022. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following nominees listed:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01) Jane Wasman 02) Kamil Ali-Jackson

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000550889_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

RIGEL PHARMACEUTICALS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
WITH RESPECT TO THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 19, 2022

The undersigned stockholder hereby appoints Raul R. Rodriguez and Dolly A. Vance, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Rigel Pharmaceuticals, Inc. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 7:30 a.m., Pacific Time on Thursday, May 19, 2022, and any continuation, adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side

0000550889_2 R1.0.0.24